                         SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT, dated as of June 27, 2000 (this "Agreement"), among BRITESMILE, INC., a corporation organized and existing under the laws of Utah (the "Company"), and the purchasers identified in Exhibit A to this Agreement (each individually a "Purchaser," and collectively the "Purchasers").

                                   Recitals

     A. Subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase an aggregate principal amount of Fifteen Million Eight Hundred Thirty-three Thousand, Three Hundred Thirty-three Dollars ($15,833,333) of the Company's 5% Convertible Subordinated Notes, due 2005 (the "Convertible Notes"), which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The Convertible Notes shall be in the form attached to this Agreement as Exhibit B. Exhibit A sets forth the aggregate principal amount of Convertible Notes to be purchased by each of the Purchasers. No Purchaser shall be responsible for the obligations of any other Purchaser.

     B. Simultaneously with their purchase of the Convertible Notes, the Purchasers desire to purchase, and the Company desires to sell and issue, warrants to purchase Common Stock (the "Warrants"). The number of shares of Common Stock issuable upon the exercise of the Warrants issued to the Purchasers shall be equal to the quotient of (A) the product of the aggregate principal amount of Convertible Notes purchased by each Purchaser multiplied by 0.50, divided by (B) the Conversion Price on the Issuance Date (as those terms are defined in the Convertible Notes) and shall be substantially in the form attached as Exhibit C. The exercise price of the Warrants shall be 140% of the Market Price (as that term is defined in the Warrants) of Common Stock as of the Pricing Date (as that term is defined in the Warrants).

     C. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit D (the "Registration Rights
                                             ---------
Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

     IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                    PURCHASE AND SALE OF CONVERTIBLE NOTES

     1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser and each Purchaser severally agrees to purchase the principal amount of Convertible Notes, in denominations of no lower than $100,000 and integral multiples of $50,000 in excess thereof, set forth opposite such Purchaser's name on Exhibit A hereto at the closing described below. No Purchaser shall be responsible for the obligations of any other Purchaser.

     1.2  The Closing.
          -----------

          (a) Time and Place. The closing (the "Closing") of the purchase and sale of the Convertible Notes shall take place at the offices of Durham Jones & Pinegar, P.C. ("DJP"), Broadway Centre, Suite 900, 111 East Broadway, Salt Lake City, Utah 84111, at 9:00 a.m. local time, on June 30, 2000 or such later date as the parties shall agree. The date of the Closing is referred to in this Agreement as the "Closing Date."

          (b) Deliveries. At the Closing, (i) the Company shall deliver to DJP, as escrow agent for the Company and the Purchasers (the "Escrow Agent") (1) the Convertible Notes and the Warrants, each registered in the respective names of the Purchasers, (2) the legal opinion of DJP substantially in the form attached hereto as Exhibit E, and (3) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement; and (ii) the Purchasers shall deliver to the Escrow Agent (1) a total of Fifteen Million Eight Hundred Thirty-three Thousand, Three Hundred Thirty-three Dollars ($15,833,333) (the "Purchase Price"), in United States dollars in immediately available funds by wire transfer to the account of the Escrow Agent as designated in an Escrow Agreement, which shall be executed by all the parties hereto and the Escrow Agent, and delivered to the Escrow Agent on the date of this Agreement, and shall be in the form attached hereto as Exhibit G, which Purchase Price shall be payable severally by each of the Purchasers in the amount specified opposite their names on Exhibit A hereto, and (2) all documents, instruments, and writings required to have been delivered at or prior to the Closing by the Purchasers pursuant to this Agreement.


                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the
Purchasers:

          (a) Organization and Qualification. The Company is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, the Convertible Notes, the Warrants and the Registration Rights Agreement (collectively, the "Transaction Documents"), (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole, or
(z) adversely impair the Company's ability to perform fully on a timely basis its obligations under the Transaction Documents (collectively or individually, any of clauses (x) through (z) being referred to in this Agreement as a "Material Adverse Effect").

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Notes and the Warrants and the reservation for issuance and the issuance of the Underlying Shares (as defined herein) issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders (except to the extent that shareholder approval may be required pursuant to the rules of the Nasdaq National Market for the issuance of a number of Conversion Shares greater than 19.99% of the number of shares of Common Stock outstanding immediately prior to the Closing Date). The Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles or certificate of incorporation, bylaws, or other charter documents.

          (c) Capitalization. The authorized, issued, and outstanding capital stock of the Company is set forth in Schedule 2.1(c). All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), and except for the Convertible Notes and Warrants, (A) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (B) there are no outstanding debt securities issued by the Company; (C) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (D) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (E) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (F) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (G) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to each Purchaser true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable or exchangeable for Common Stock and the material rights of the holders thereof in respect thereto. Except as specifically disclosed in the SEC Documents (as defined below) or Schedule 2.1(c), no Person (as defined below) (i) to the knowledge of the Company, beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or (ii) has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of five percent (5%) of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          (d)  Issuance of Convertible Notes and Warrants. The Convertible
Notes and the Warrants are duly authorized, and, when issued and paid for in accordance with the terms of this Agreement, shall be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company, as at the Closing Date, has and at all times while the Convertible Notes and the Warrants are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to comply with its obligations on the conversion or exercise of the Convertible Notes or the Warrants, as the case may be. The shares of Common Stock that would be issuable upon conversion in full of the Convertible Notes and the full exercise of the Warrants (the "Underlying Shares") have been duly authorized and when issued in accordance with the terms of the Convertible Notes and of the Warrants, as the case may be, will be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. At least 6,500,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 3.15 below) have been duly authorized and reserved for issuance upon conversion of the Convertible Notes and upon exercise of the Warrants. The issuance by the Company of the Securities is exempt from registration under the Securities Act.

          (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby on the Closing Date do not and will not (i) conflict with or violate any provision of its Articles of Incorporation or bylaws (each as amended through the date hereof), (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

          (f)  Consents and Approvals. Except as specifically set forth in
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than
(i) the filing by the Company of the registration statement contemplated by the Registration Rights Agreement with the SEC, (ii) the application by the Company for the listing of the Underlying Shares with The Nasdaq Stock Market (and with any other national securities exchange or market on which the Common Stock is then listed), (iii) the filing by the Company of a Form D with the SEC; (iv) the filing by the Company of any notification required in connection with the consummation of the transactions contemplated by the Transaction Documents as required by any state securities laws, and (v) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to clauses (i) through (iv) above and referred to in Schedule 2.1(f) being referred to in this Agreement as the "Required Approvals"). Except as disclosed in
Schedule 2.1(f), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Nasdaq National Market, including, without limitation, the requirements set forth in Rule 4310(c)(25)(G)(i) of The Nasdaq Stock Market's Marketplace Rules, and has no actual knowledge, nor has it received any notice from the Nasdaq National Market of any facts which would reasonably lead to delisting or suspension of the Common Stock by the Nasdaq National Market in the foreseeable future.

          (g) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials (as hereinafter defined) or in Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Convertible Notes, Warrants, or Underlying Shares (collectively the "Securities") or (ii) could not, individually or in the aggregate, have or result in a Material Adverse Effect.

          (h)  No Default or Violation.  Neither the Company nor any Subsidiary
(i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, individually or in the aggregate, Material Adverse Effect.

          (i) Private Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

          (j) SEC Documents. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the exhibits and schedules to this Agreement and other documents and information furnished to the Purchasers by or on behalf of the Company at any time prior to the Closing, as the "Disclosure Materials") on a timely basis or has timely filed any notification required under Rule 12b-25 under the Exchange Act and has thereafter filed any such reports within the time period stated in any such notification under Rule 12b-25. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents to the extent required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Annual Report on Form 10-KSB prior to the date of this Agreement, there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect which has not been specifically disclosed in writing to the Purchasers by the Company. The Company last filed audited financial statements with the SEC on July 7, 1999, and has not received any comments from the SEC in respect thereof. No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries nor any of their officers, directors, employees or agents have provided the Purchasers with any material, nonpublic information.

          (k) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company and the Company does not expect to terminate any such officer during the six months following the date hereof.

          (l) Intellectual Property Rights. Except as set forth in Schedule 2.1(l), the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 2.1(l), none of the trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, patent applications, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights (collectively, the "Intellectual Property") of the Company have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, except where such expiration or termination would not result, individually or in the aggregate, in a Material Adverse Effect. Except as set forth in Schedule 2.1(l), the Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of the Intellectual Property of others. Except as set forth on Schedule 2.1(l), no administrative or court action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding the infringement of the Intellectual Property of others. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their intellectual properties. Except as set forth in Schedule 2.1(l), the Company and its Subsidiaries do not have any knowledge of any infringement by any third party of any of the Company's or its Subsidiaries' Intellectual Property.

          (m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

          (o) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 2.1(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (p) Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (q) Transactions With Affiliates. Except as set forth on Schedule 2.1(q) and in the Disclosure Materials and other than the grant of stock options disclosed on Schedule 2.1(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (r) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (s) Investment Company. The Company is not, and is not an Affiliate, as that term is defined in Section 3.10, of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (t) Certain Fees. Except for fees payable to FleetBoston Robertson Stephens, Inc. as described in Section 5.1 of this Agreement, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement.

          (u) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Securities other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (v) Form S-3 Eligibility. The Company is eligible to register securities for resale with the SEC under Form S-3 promulgated under the Securities Act.

          (w) Listing and Maintenance Requirements Compliance. Other than as specifically listed in the Disclosure Materials, the Company has not in the two years preceding the date of this Agreement received written notice from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market.

          (x) Acknowledgment Regarding Purchaser's Purchase of Convertible Notes. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Purchasers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

          (y) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any securities or solicited any offers to buy any securities, under circumstances that would require registration of the issuance by the Company of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the issuance by the Company of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

          (z) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, taken as a whole.

          (aa) Regulatory Permits. Except for the absence of which would not result, either individually or in the aggregate, in a Material Adverse Effect, the Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (bb) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and the Company has not received any indication contrary to clauses (i) through (iv) above from its auditors or other advisors.

          (cc) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

          (dd) Application of Takeover Protections. The Company and its board of directors have taken all necessary action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar and-takeover provision under the Company's articles of incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (ee) Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company and does not intend to do so.

          (ff) No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

          (gg) Absence of Certain Changes. Except as disclosed in Schedule 2.1(gg), since March 31, 2000, there has been no material adverse change and no material adverse development in the business, properties, assets, operations, results of operations, financial conditions or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Except as disclosed in Schedule 2.1(gg), since April 1, 2000, the Company has not declared or paid any dividends, sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or had capital expenditures, individually or in the aggregate, in excess of $100,000.

          (hh) Senior Indebtedness. Except as set forth on Schedule 2.1(hh), the Company has no Senior Indebtedness (as defined in the Convertible Notes).

     2.2 Representations and Warranties of the Purchasers. Each Purchaser severally and not jointly, and only with respect to itself, makes the following representations and warranties to the Company:

          (a) Organization; Authority. Such Purchaser, if an entity, is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Convertible Notes and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          (b) Investment Intent. Such Purchaser is acquiring the Convertible Notes and the Warrants, and upon conversion of the Convertible Notes or exercise of the Warrants, will acquire the Underlying Shares, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations contained in this Section 2(b), such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the

Securities at any time in accordance with or to the extent allowed by this Agreement, the Registration Rights Agreement, and the Securities Act.

          (c) Accredited Status. At the time such Purchaser was offered the Convertible Notes and the Warrants, it was, and at the date hereof, it is, and at the Closing Date and each of its conversion dates as to the Convertible Notes or exercise dates as to the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d) Experience of Purchaser. Such Purchaser either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

          (e) Ability of Purchaser to Bear Risk of Investment. Such Purchaser acknowledges that the Securities are speculative investments and may involve a high degree of risk and such Purchaser is able to bear the economic risk of an investment in the Securities, and, at the present time, is able to afford a complete loss of such investment.

          (f) Access to Information. Such Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Convertible Notes and the Warrants, and the merits and risks of investing in the Convertible Notes and the Warrants; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

          (g) Affiliate Status. Except as previously disclosed to the Company, on the date prior to this Agreement, such Purchaser was not an Affiliate of the Company.

          (h) Reliance. Such Purchaser understands and acknowledges that (i) the Convertible Notes and the Warrants are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

          (i) Professional Advice. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          (j) Transfer or Resale. Such Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered under the Securities Act and applicable state securities laws, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144") or (D) transferred in accordance with Rule 144A under the Securities Act (or any successor rule thereto) ("Rule 144A") to a qualified institutional buyer (as such term is defined in Rule 144A); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities.

          (k) Legends. Such Purchaser understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the sale of the Underlying Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Underlying Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE

     PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for sale under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Such Purchaser acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the Securities Act and upon compliance with the prospectus delivery requirements of the Securities Act, or (ii) advice of counsel that such sale is exempt from registration required by
Section 5 of the Securities Act.


                                  ARTICLE III

                        OTHER AGREEMENTS OF THE PARTIES

     3.1 Best Efforts. The Company shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

     3.2 Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D under the Securities Act within the time specified in Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Purchasers at the Closing pursuant to this Agreement under applicable state securities laws, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable state securities laws following the Closing Date.

     3.3 Reporting Status. Until the earlier of (i) the date which is one year after the date on which the holders thereof may sell all of the Underlying Shares without restriction pursuant to Rule 144(k) under the Securities Act (or successor thereto) and (ii) the date on which (A) the holders thereof shall have sold all the Underlying Shares and (B) none of the Convertible Notes or the Warrants is outstanding (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     3.4 Shareholder Information. The Company agrees to send to each Purchaser during the Reporting Period copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. During the Reporting Period, the Company shall include each Purchaser on the Company's distribution list for press releases and shall provide each Purchaser with any such press releases in the same manner and at the same time as others on such distribution list.

     3.5 Right of First Refusal. Subject to the exceptions described below, during the period beginning on the date hereof and ending on, and including, the date which is twelve (12) months after the Closing Date, neither the Company nor its Subsidiaries shall negotiate or contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible into or exchangeable or exercisable for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings"), unless it shall have first delivered to each Purchaser, or a designee appointed by such Purchaser, a written notice (the "Future Offering Notice") describing the proposed Future Offering, including the size, material terms and conditions thereof, and providing each Purchaser an option to purchase up to its Aggregate Percentage (as defined below) of the securities to be issued in such Future Offering, as of the date of delivery of the Future Offering Notice, in the Future Offering on the same terms and conditions set forth in the Future Offering Notice. The rights granted to the Purchasers in this Section
3.5 are collectively referred to as the "First Right of Refusal." For purposes of this Section 3.5, "Aggregate Percentage" at any time with respect to any Purchaser shall mean the percentage obtained by calculating the quotient of (i) the aggregate principal amount of the Convertible Notes issued to such Purchaser on the Closing Date by (ii) the aggregate principal amount of the Convertible Notes issued to all of the Purchasers on the Closing Date. A Purchaser can exercise its option to participate in a Future Offering by delivering written notice of its election to participate to the Company within ten (10) Business Days after receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Purchaser will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Purchasers fail to elect to purchase up to each such Purchaser's Aggregate Percentage of the Future Offering, then each Purchaser that has indicated its willingness to purchase a number of securities in such Future Offering in excess of its Aggregate Percentage shall be entitled to purchase up to its pro rata portion of the securities in the Future Offering which one or more of the other Purchasers have not elected to purchase. If the Purchasers fail to elect to fully participate in the Future Offering within the periods described in this Section 3.5, the Company shall have sixty (60) calendar days thereafter to sell the securities of the Future Offering that the Purchasers did not elect to purchase, upon terms and conditions no more favorable to the purchasers thereof than specified in the Future Offering Notice. If the Company has not sold such securities of the Future Offering within such sixty (60) day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Purchasers in the manner provided in this Section 3.5. The First Right of Refusal shall not apply to (i) any loan from a commercial bank which does not have an equity issuance feature or component, (ii) the Company's issuances of securities (A) as consideration in a merger or consolidation, or (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity) with any entity whose primary business is not investing in or advising other entities, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering,
(iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof provided the terms of such securities are not amended after the date hereof, and (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees, officers or directors for services provided to the Company. The Purchasers shall not be required to participate in or exercise their right of first refusal with respect to a particular Future Offering in order to preserve their First Right of Refusal with respect to later Future Offerings.

     3.6 Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including the Nasdaq National Market ("NNM")), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the
Transaction Documents.   During the Reporting Period, the Company shall maintain
the Common Stock's listing on either the NNM or the New York Stock Exchange ("NYSE"). Neither the Company nor any of its Subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on the NNM or NYSE (other than to switch listings from the NNM to NYSE). The Company shall promptly, and in no event later than the following Business Day, offer to provide to the Purchasers copies of any notices it receives from the NNM or NYSE regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange, provided that such notices shall not contain any material non-public information. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 3.6.

     3.7 Expenses. The Company shall pay after Closing an expense allowance of up to Twenty-five Thousand Dollars ($25,000), to counsel for the Purchasers, provided that the Purchasers shall promptly remit an invoice for such amount on or before the thirtieth (30th) day following the Closing Date. The Purchasers agree to engage a single firm as counsel to represent them jointly.

     3.8 Corporate Existence. So long as any Purchaser beneficially owns any Convertible Notes or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets where the surviving or successor entity in such transaction (A) assumes the Company's obligations under the Transaction Documents and (B) is a publicly traded corporation whose common stock is listed for trading on the NNM or NYSE.

     3.9 Trading Restrictions. Each Purchaser agrees that during the ten (10) trading days immediately preceding the date of this Agreement, it shall not sell any shares of Common Stock including by way of any "short sales" of the Common Stock (as defined in Rule 3b-3 of the Exchange Act).

     3.10 Integration. The Company shall not and shall use its best efforts to ensure that no Person controlling, controlled by or under common control with the Company (an "Affiliate") shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Convertible Notes, the Warrants, or the Underlying Shares in a manner that would require the registration under the Securities Act of the issue or sale of the Convertible Notes, the Warrants, or the Underlying Shares to the Purchasers.

     3.11 Subsequent Registrations. Other than Underlying Shares and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement and except as set forth in Schedule 11 to the Registration Rights Agreement (which securities may not be registered prior to the time the Registrable Securities are registered), the Company shall not, for a period of not less than ninety (90) trading days after the date that the Underlying Shares Registration Statement relating is declared effective by the SEC, without the prior written consent of the Purchasers, register for resale any securities of the Company. Any days that Purchasers are unable (either because the Company has notified the Purchasers that the Purchasers may not utilize such Underlying Shares Registration Statement, or because any securities exchange or market has suspended trading in the Common Stock or because any governmental authority has suspended the use of such Underlying Shares Registration Statement) to sell Underlying Shares under the Underlying Shares Registration Statement shall be added to such ninety (90) trading day period for the purposes of this Section 3.11.

     3.12 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its nominee(s), for the Underlying Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Convertible Notes or exercise of the Warrants (in the form attached hereto as Exhibit F, the "Irrevocable Transfer Agent Instructions"). Prior to the effectiveness of registration of the Underlying Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2.2(k) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.12, and stop transfer instructions to give effect to Section 2.2(j) hereof (in the case of the Underlying Shares, prior to registration of the Underlying Shares under the Securities Act) will be given by the Company to its transfer agent with respect to the Underlying Shares and that the Underlying Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.12 shall affect in any way each Purchaser's obligations under the Securities Act and agreements set forth in Section 2.2(k) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, the Company shall permit the transfer, and, in the case of the Underlying Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legends. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 3.12, that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     3.13 Limitation on Senior Indebtedness. Notwithstanding anything to the contrary herein or any of the instruments or documents executed in connection with this Agreement, the Company covenants that it will not issue any Senior Indebtedness, as that term is defined in the Convertible Notes, after the date of this Agreement and while any of the Convertible Notes are outstanding, without first obtaining the written consent of the Holders of at least three fourths (3/4) of the aggregate principal amount of the Convertible Notes then outstanding; provided, however, that the foregoing written consent limitation will have no effect after such time as the Company has achieved positive cash flow from operations of at least Three Million Dollars ($3,000,000) for any fiscal quarter completed after the date of this Agreement, which determination shall be made by reference to financial information filed as part of any Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB of the Company filed at any time while the Convertible Notes are outstanding, and further provided that the Purchasers hereby agree and consent to the issuance by the Company of up to Three Million Dollars ($3,000,000) of additional convertible debt financing on terms no more favorable than the Convertible Notes, which shall be in pari passu with the Convertible Notes, and which may be issued after the date hereof to any party selected by the Company, including the directors, officers or existing shareholders of the Company.

     3.14 Use of Proceeds. The Company covenants to use all of the proceeds from the placement of the Securities for working capital purposes and not for the satisfaction of any portion of Company debt or to redeem or repurchase Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

     3.15 Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all outstanding Convertible Notes (without regard to any limitations on conversions) and 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of all outstanding Warrants (without regard to any limitations on exercises).

     3.16 Filing of Current Report on Form 8-K. On or before the second (2nd) Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the form of the Convertible Notes, the Registration Rights Agreement and the form of Warrants.

     3.17 Proxy Statement. The Company shall provide each shareholder entitled to vote at the next meeting of shareholders of the Company, which meeting shall occur on or before August 31, 2000 (the "Shareholder Meeting Deadline"), a proxy statement, which has been previously reviewed by the Purchasers and a counsel of their choice, soliciting each such shareholder's affirmative vote at such annual shareholder meeting for (i) approval of the Company's issuance of all of the Securities as described in this Agreement in accordance with applicable law and the rules and regulations of The Nasdaq Stock Market, Inc.; and (ii) approval for the increase in the number of authorized shares of Common Stock to 100,000,000 (such affirmative approval in respect of both clauses (i) and (ii) above being referred to herein collectively as the "Shareholder Approval"), and the Company shall use its best efforts to solicit its shareholder's approval of such issuance of the Securities and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such proposal. If the Company fails to hold a meeting of its shareholders by the Shareholder Meeting Deadline, then, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Convertible Notes an amount in cash equal to the product of (i) the Purchase Price multiplied by (ii) 0.015; multiplied by (iii) the quotient of (x) the number of days after the Shareholder Meeting Deadline and prior to the date that a meeting of the Company's shareholders seeking Shareholder Approval is held, divided by (y) 30. The Company shall make the payments referred to in the immediately preceding sentence within five (5) days of the earlier of (I) the holding of the meeting of the Company's shareholders, the failure of which resulted in the requirement to make such payments, and (II) the last day of each 30-day period beginning on the Shareholder Meeting Deadline. In the event the Company fails to make, such payments in a timely manner, such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until paid in full.

     3.18 Indemnification. In consideration of each Purchaser's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, partners, members, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (e) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law to the settlement of claims and the Company's rights to assume the defense of claims.

     3.19 Transactions With Affiliates. So long as (i) any Convertible Notes or Warrants are outstanding or (ii) any Purchaser owns Underlying Shares with a market value of at least $500,000, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, shareholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each, a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company or
(c) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement.

                                  ARTICLE IV

                                  CONDITIONS

     4.1 Conditions Precedent to the Obligation of the Purchasers to Purchase the Convertible Notes. The obligation of each Purchaser hereunder to purchase the Convertible Notes and the Warrants from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) The Company shall have executed each of the Transaction Documents and delivered the same to such Purchaser.

          (b) The Common Stock (i) shall be designated for quotation or listed on the Nasdaq National Market and (ii) shall not have been suspended by the SEC or the Nasdaq National Market from trading on the Nasdaq National Market nor shall suspension by the SEC or the Nasdaq National Market have been threatened either (A) in writing by the SEC or the Nasdaq National Market or (B) by falling below the minimum listing maintenance requirements of the Nasdaq National Market; and the Underlying Shares issuable upon conversion or exercise of the Notes and the related Warrants, as the case may be, shall be listed upon the Nasdaq National Market.

          (c) The representations and warranties of the Company shall be true and correct, and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

          (d) The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) above and in a form reasonably acceptable to such Purchaser (the "Resolutions").

          (e) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Notes and the exercise of the Warrants, at least 6,500,000 shares of Common Stock.

          (f) The Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit F shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (g) The Company shall have delivered to such Purchaser a certificate evidencing the incorporation and good standing of the Company in such entity's state of incorporation or organization issued by the Secretary of State or comparable officer of such state of incorporation or organization as of a date within ten
(10) days of the Closing Date, or such other date as shall be acceptable to the Purchasers.

          (h) The Company shall have delivered to such Purchaser a certified copy of the Articles of Incorporation as certified by the Utah Department of Commerce, Division of Corporations and Commercial Code, as of a date within ten
(10) days of the Closing Date.

          (i) The Company shall have delivered to such Purchaser a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions,
(B) the Articles of Incorporation and (C) the Bylaws, each as in effect at the Closing.

          (j) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

          (k) The Company shall have a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date, copies of which shall be made available to Purchasers so requesting.

          (1) The Company shall have delivered to the Purchasers such other documents relating to the transactions contemplated by the Transaction Documents as the Purchasers or their counsel may reasonably request.

          (m) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement relating to the issuance or conversion of any portion of the principal amount of the Convertible Notes or exercise of the Warrants;

          (n) Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB, whichever is more recent, last filed prior to the date of this Agreement, no event which has or can reasonably be expected to have a Material Adverse Effect which has not specifically been disclosed in the Disclosure Materials prior to the date of this Agreement shall have occurred, nor shall there have occurred a material adverse change in the financial condition or prospects of the Company, which is not disclosed in the Disclosure Materials;

          (o) The Company shall have delivered to each Purchaser an opinion of outside legal counsel to the Company in substantially the form attached hereto as Exhibit E and dated as of the Closing Date;

          (p)  All Required Approvals and consents shall have been obtained;

          (q) The Company shall have delivered to such Purchaser or its designee the Convertible Notes and the Warrants being purchased at Closing, registered in the name of such Purchaser, each in form satisfactory to the Purchasers; and

          (r) No event resulting in a Material Adverse Effect shall have occurred between the date of this Agreement and the Closing Date.


                                   ARTICLE V

                                 MISCELLANEOUS

          5.1  Placement Fees and Expenses.  Except to the extent set forth in
Section 3.7, and except as otherwise may be provided in the Registration Rights Agreement, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay on the Closing Date out of the Purchase Price up to six percent (6%) of the total Purchase Price to FleetBoston Robertson Stephens, Inc., as placement agent (the "Placement Agent") and shall issue to the Placement Agent a warrant (the "Placement Agent Warrant") to purchase up to that number of shares of Common Stock as shall be equal to ten percent (10%) of the number of shares of Common Stock underlying the Warrants issued to the Purchasers. The Placement Agent Warrant, if any, shall have an exercise period of five years from the Closing Date. Except for the number of shares of Common Stock issuable upon its exercise, the Placement Agent Warrant shall be identical to the Warrants and shall be in the form attached to this Agreement as Exhibit C. The shares of Common Stock issuable upon the exercise of the Placement Agent Warrant shall be included within the definition of Registrable Securities under the Registration Rights Agreement, and the Placement Agent shall be a party to the Registration Rights Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant to this Agreement.

          5.2 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, the Registration Rights Agreement, the Convertible Notes and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

          5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Pacific time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (Pacific time) on any date and earlier than 11:59 p.m. (Pacific time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     BRITESMILE, INC.
                            490 North Wiget Lane
                            Walnut Creek, California  94598
                            Facsimile No.: (925) 941-6266
                            Attn: Paul A. Boyer, Chief Financial Officer

     With copies to:        DURHAM JONES & PINEGAR, P.C.
                            Broadway Centre, Suite 900
                            111 East Broadway
                            Salt Lake City, Utah  84111
                            Facsimile No.:  (801) 415-3500
                            Attn:  Jeffrey M. Jones

If to a Purchaser, to it at the address and facsimile number set forth on Exhibit A, with copies to such Purchaser's representatives as set forth on Exhibit A, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

          5.4 Amendments; Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the principal amount of the Convertible Notes on the Closing Date, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Convertible Notes or Warrants then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Convertible Notes, as the case may be.

          5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the principal amount of the Convertible Notes then outstanding. A Purchaser may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, the Purchasers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan secured by the Securities.

          5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

          5.9 Survival. The agreements and covenants contained in Article IV and this Article V shall survive the delivery and conversion of the Convertible Notes pursuant to this Agreement, and the representations and warranties of the Company and the Purchasers contained in Article II shall survive until a date that is two years after the Closing Date. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

          5.11 Publicity. The Company, the Purchasers and the Placement
Agent shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the generality of the foregoing, the parties agree that the Company will issue a press release at or immediately after the Closing, the contents of which will be filed with the SEC as a current report of the Company on Form 8-K, the form of which will be agreed to by the parties at or before the Closing.

          5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          5.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of construction will be applied against any party.

          5.14 Termination. In the event that the Closing shall not have occurred with respect to a Purchaser on or before five (5) Business Days from the date hereof due to the Company's failure to satisfy the conditions set forth in Article IV above (and such Purchaser's failure to waive such unsatisfied condition(s)), such Purchaser shall have the option to terminate this Agreement with respect to the Company at the close of business on such date without liability of such Purchaser to the Company.

          5.15 Remedies. Each Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Registration Rights Agreement, the Convertible Notes or the Warrants, or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

Company:

BRITESMILE, INC.



By:/s/ Paul A. Boyer
   ____________________________________
Name:
     __________________________________
Title: Chief Financial Officer
      _________________________________

Purchasers:


LCO INVESTMENTS LIMITED



By: /s/ Michael C M Yong
   ____________________________________
     Its: Director
         ______________________________


/s/ Andrew McKelvey
_______________________________________
ANDREW McKELVEY



PEQUOT PRIVATE EQUITY FUND II, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
     ITS:  INVESTMENT MANAGER



By:  /s/ Kevin E. O'Brien
   ____________________________________
     Kevin E. O'Brien, General Counsel

PEQUOT PARTNERS FUND, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
     ITS:  INVESTMENT MANAGER



By: /s/ Kevin E. O'Brien
   ____________________________________
     Kevin E. O'Brien, General Counsel



PEQUOT INTERNATIONAL FUND, INC.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
     ITS:  INVESTMENT ADVISOR



By: /s/ Kevin E. O'Brien
   ____________________________________
     Kevin E. O'Brien, General Counsel




/s/ John Reed
_______________________________________
JOHN REED


/s/ Gasper Lazzara, Jr.
_______________________________________
GASPER LAZZARA, JR., D.D.S.

CAPEX, L.P.

By  RBP, LLC
Its General Partner



By: /s/ Evan Zucker
   ____________________________________
     Evan Zucker
     Managing Partner



PACIFIC MEZZANINE FUND

By  PACIFIC PRIVATE CAPITAL



By: /s/ Nathan W. Bell
   ____________________________________
     Nathan  W. Bell, Managing Partner

                        Index of Exhibits and Schedules
                        -------------------------------

Exhibits
--------

Exhibit A - List of Purchasers and Amount of Notes Purchased  [ATTACHED]

Exhibit B - Form of Convertible Notes  [ATTACHED]

Exhibit C - Form of Warrants  [ATTACHED]

Exhibit D - Form of Registration Rights Agreement  [ATTACHED]

Exhibit E - Form of Legal Opinion of Durham Jones & Pinegar, P.C. [OMITTED]

Exhibit F - Form of Irrevocable Transfer Agent Instructions  [OMITTED]

Exhibit G - Form of Escrow Agreement [OMITTED]

Schedules   [OMITTED]
---------

Schedule 2.1(a) - Subsidiaries of the Company

Schedule 2.1(c) - Capitalization of the Company

Schedule 2.1(f) - Consents and Approvals

Schedule 2.1(g) - Litigation and Proceedings

Schedule 2.1(l) - Intellectual Property

Schedule 2.1(o) - Liens, Encumbrances and Defects on Real Property Owned by the Company

Schedule 2.1(q) - Transactions with Affiliates and Related Parties

Schedule 2.1 (gg) - Absence of Certain Changes

Schedule 2.1(hh)  - Senior Indebtedness

                                   Exhibit A
                                   ---------
================================================================================
                                                            Principal Amount of
Name & Address of Purchaser        Recipient of Copies         of Convertible
                                        Notices               Notes Purchased
================================================================================

LCO Investments Limited                                           $ 4,250,000
Canada Court
Upland Road, St. Peter Port
Guernsey, Channel Islands
Fax. ___-___-____

--------------------------------------------------------------------------------

Andrew McKelvey                                                   $ 4,166,667
c/o Bradford G. Peters
Blackfin Capital
1633 Broadway, 33rd Floor
New York, NY  10019
Fax. (212) 940-6941

--------------------------------------------------------------------------------

Pequot Private Equity              Dewey Ballantine LLP           $583,333.33
Fund II, L.P.                      1301 Avenue of the Americas    $291,666.67
Pequot Partners Fund, L.P.         New York, NY 10019-6092        $291,666.67
Pequot International, Fund, Inc.   Fax (212) 259-6333
c/o Pequot Capital                 Attn. Ann Gill
Management, Inc.
Attn.  David J. Malat,   Chief
Accounting Officer
Carol Holley, Vice President
500 Nyala Farm Road
Westport, CT  06880
Fax (203) 429-2420

--------------------------------------------------------------------------------

Gasper Lazzara, Jr., D.D.S.        Donald R. Moody                $ 1,500,000
129 Bristol Place                  Waller Lansden Dortch &
Ponte Vedra Beach, Florida 32082   Davis, PLLC
Fax. (904) 273-6068                511 Union Street, Suite 2100
                                   Nashville, Tennessee 37219
                                   Fax: (615) 244-6804

--------------------------------------------------------------------------------

John Reed                                                         $ 1,000,000
c/o BriteSmile, Inc.
490 North Wiget Lane
Walnut Creek, CA 94598
Fax. (925) 941-6266

================================================================================

--------------------------------------------------------------------------------

CapEx, L.P.                     Brownstein Hyatt & Farber,        $    2,000,000
518 Seventeenth St.             P.C.
17th floor                      Twenty-Second Floor,
Denver, CO  80202               410 Seventeenth Street
Attn. Evan Zucker               Denver, Colorado  80202-4437
Fax. (303) 869-4602             Attn.  Gary Reiff
                                Fax (303) 223-111
--------------------------------------------------------------------------------

Pacific Mezzanine Fund                                            $    1,500,000
2200 Powell St
Suite 1250
Emeryville, CA 94608
Attn. Nathan Bell
Fax. (510) 595-9801

--------------------------------------------------------------------------------

                                                  Total           $15,583,333.67
================================================================================

                                                                       EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

No. _____________

                               BriteSmile, Inc.

                         CONVERTIBLE SUBORDINATED NOTE

June 29, 2000                                                      $____________

     FOR VALUE RECEIVED, BRITESMILE, INC., a Utah corporation (the "Company"), hereby promises to pay to the order of __________________ or registered assigns ("Holder") the principal amount of ___________________ Dollars ($________________), on the Maturity Date (as defined below) and to pay interest ("Interest") on the unpaid principal balance hereof at the rate of five percent (5.0%) per annum from the date hereof (the "Issuance Date") until the same becomes due and payable, whether at maturity or upon acceleration or by conversion or redemption in accordance with the terms hereof or otherwise. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall (A) be payable in cash on the Interest Dates (as defined below) pursuant to Section 2(c)(ii) and (B) be included in the Additional Amount (as defined below) at the time of optional or mandatory conversion or redemption of the principal to which such interest relates in accordance with Section 1 hereof. Any amount of interest on this Note which is not paid when due shall bear interest at the rate of 18% per annum from the date thereof until the same is paid ("Default Interest").

     1. Payments of Principal and Interest. All payments of principal and interest on this Note (to the extent such principal is not converted into Common Stock (as defined below) in accordance with the terms hereof) shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the

Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next following day which is a Business Day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Securities Purchase Agreement, dated June 27, 2000, pursuant to which this Note and the Other Notes (as defined below) were originally issued (the "Securities Purchase Agreement"). This Note and the Other Notes issued by the Company pursuant to the Securities Purchase Agreement are collectively referred to in this Note as the "Notes."

     2. Conversion of Notes. This Note shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 2.

          (a) Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

               (i) "Additional Amount" means, with respect to any principal amount of Notes, the sum of (A) accrued and unpaid Interest, if any, on such principal amount up through and including the date on which the Additional Amount is calculated, and (B) Default Interest, if any, on the interest referred to in the immediately preceding clause (A).

               (ii) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

               (iii) "Change of Control" means any of the following: (A) the consolidation, merger or other business combination of the Company with or into another Person (other than (I) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (II) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), (B) the sale or transfer of all or substantially all of the Company's assets, or (C) a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock.

               (iv) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market (as defined below) as reported by Bloomberg Financial Markets or its successor or, if not then in existence or reporting such securities prices, a comparable reporting service or publication ("Bloomberg"), or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m., New York City Time, as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over- the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Notes. If the Company and the holders of the Notes are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term "Closing Bid Price" being substituted for the term "Market Price." All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               (v) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

               (vi) "Conversion Amount" means the sum of (A) the principal amount of this Note to be converted, redeemed or otherwise with respect to which this determination is being made and (B) the Additional Amount with respect to such principal amount.

               (vii) "Conversion Price" means (A) as of any Conversion Date (as defined below) or other date of determination during the period beginning on the Issuance Date (as defined below) and ending on and including the day immediately preceding the earlier of (I) the Put Option Payment Date and
     (II) the Maturity Date, 120% of the Market Price (as defined below) of the Common Stock on the Pricing Date, (B) as of any Conversion Date or other date of determination on or after the Put Option Payment Date, the lower of
     (I) the Put Option Conversion Price and (II) 120% of the Market Price of the Common Stock on the Pricing Date, and (C) as of any Conversion Date or other date of determination on or after the Maturity Date, the lower of (I) the Maturity Conversion Price (as defined below) and (II) 120% of the Market Price of the Common Stock on the Pricing Date. The Conversion Price as calculated under any of the foregoing clauses (A)(I), (A)(II), (B)(I), (B)(II), (C)(I), and
     (C)(II) shall be subject to adjustment or substitution as provided in this Note.

               (viii) "Excluded Securities" means up to 1,250,000 shares of Common Stock issued at a purchase price of not less than $4.00 per share in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital) with any entity whose primary business is not investing or advising other entities.

               (ix) "Maturity Conversion Price" means the product of (A) 95% multiplied by (B) the arithmetic average of the Weighted Average Price of the Common Stock on each trading day during the 30 consecutive trading days immediately preceding the Maturity Date. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               (x) "Maturity Date" means the date which is five (5) years after the Issuance Date of this Note.

               (xi) "Market Price" means, as of any date of determination, with respect to any security, that price which shall be computed as the arithmetic average of the Closing Bid Prices for such security during the ten (10) consecutive trading days immediately preceding such date of determination. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               (xii) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

               (xiii) "Other Notes" means the convertible subordinated notes, other than this Note, issued by the Company pursuant to the Securities Purchase Agreement.

               (xiv) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, or a government or any department or agency thereof.

               (xv) "Principal Market" means the Nasdaq National Market, or if the Common Stock is not traded on the Nasdaq National Market, then the principal securities exchange or trading market for the Common Stock.

               (xvi)   "Pricing Date" means June 28, 2000.

               (xvii) "Put Option Conversion Price" means as of any Conversion Date or other date of determination after the Put Option Payment

     Date, the arithmetic average of the three (3) lowest Closing Bid Prices of the Common Stock during the thirty (30) consecutive trading days immediately preceding such Conversion Date or other date of determination. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.


               (xviii) "Registration Rights Agreement" means that certain Registration Rights Agreement between the Company and the initial holders of the Notes relating to the filing of a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

               (xix) "Restricted Securities" means securities that are not eligible for resale pursuant to Rule 144(k) under the Securities Act (or any successor provision).

               (xx) "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York City time, and ending at 4:00 p.m., New York City time, as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Notes. If the Company and the holders of the Notes are unable to agree, upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term "Weighted Average Price" being substituted for the term "Closing Bid Price."

          (b) Holder's Conversion Right; Mandatory Redemption or Conversion. Subject to the provisions of Section 5, at any time or times on or after the Issuance Date (as defined above), the holder of this Note shall be entitled to convert any part of the outstanding and unpaid Conversion Amount of this Note into fully paid and nonassessable shares of Common Stock in accordance with
Section 5, at the Conversion Rate (as defined below). If any Conversion Amount of this Note remains outstanding on the Maturity Date, then, pursuant to Section 2(d)(vii), all of such Conversion Amount shall be converted at the Conversion Rate as of such date in accordance with Section 2(d)(vii) or redeemed by the Company in accordance with Section 2(d)(vii). The Company shall not issue any fraction of a share of Common Stock upon any conversion.

All shares of Common Stock (including fractions thereof) issuable upon conversion of this Note by the holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

          (c)  Conversion.

               (i) Conversion Rate. The number of shares of Common Stock issuable upon conversion of a Conversion Amount of this Note pursuant to
     Section 2(b) shall be determined according to the following formula (the "Conversion Rate"):

                               Conversion Amount
                               -----------------
                               Conversion Price

               (ii) Cash Payment of Additional Amount. The Additional Amount shall be payable on the last day of each March and the last day of each September during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each an "Interest Date"). If an Interest Date is not a Business Day then the Additional Amount shall be due and payable on the Business Day immediately following the Interest Date. The Additional Amount shall be payable in cash. Any accrued and unpaid Interest which is not paid within five (5) Business Days of such accrued and unpaid Interest's Interest Date shall bear Default Interest.

          (d) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

               (i) Holder's Delivery Requirements. To convert this Note into shares of Common Stock on any date (the "Conversion Date"), the holder hereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 4:30 p.m., Pacific Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Company with a copy thereof to the Company's designated transfer agent (the "Transfer Agent") and (B) if required by
     Section 2(d)(viii), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original Note being converted (or an indemnification undertaking with respect to such Note in the case of its loss, theft or destruction). A holder delivering a Conversion Notice by facsimile shall use its best efforts to send a copy of the Conversion Notice by overnight mail to the Company by depositing such copy of the Conversion Notice with a nationally recognized overnight delivery service on the Conversion Date; provided, however, that the failure of any holder to satisfy its obligations under this sentence shall not affect the

     Conversion Date or the obligations of the Company for any conversion of this Note. The date of the Company's receipt of such copy of the Conversion Notice shall be deemed to occur on the Business Day immediately following the day such holder deposits the copy of the Conversion Notice with a nationally recognized overnight delivery service (the "Overnight Receipt Date").

               (ii) Company's Response. Upon receipt by the Company of a facsimile or other copy of a Conversion Notice, the Company (1) shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of this Note, and (2) on or before the second Business Day following the date of receipt by the Company of such Conversion Notice (the "Share Delivery Date"), (A) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (B) provided the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. Subject to
     Section 2(d)(viii), if less than the Conversion Amount of this Note is submitted for conversion, then the Company shall, as soon as practicable and in no event later than five Business Days after receipt of the Note (the "Note Delivery Date") and at its own expense, issue and deliver to the holder a new Note for the outstanding principal amount not converted.

               (iii) Dispute Resolution. In the case of a dispute as to the determination of the Market Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of such holder's Conversion Notice or other date of determination. If such holder and the Company are unable to agree upon the determination of the Market Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the holder, then the Company shall within one (1) Business Day submit via facsimile (A) the disputed determination of the Market Price to an independent, reputable investment bank selected by the Company and approved by the holders of at least two-thirds (2/3) of the aggregate Conversion Amounts of the Notes then outstanding or (B) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

               (iv) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

               (v)  Company's Failure to Timely Convert.

                    (A) Cash Damages. If within three (3) Business Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue a certificate to the holder or credit the holder's balance account with DTC for the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of this Note or, subject to Section 2(d)(viii), the Company shall fail to issue a new Note representing the principal amount to which such holder is entitled, if any, pursuant to Section 2(d)(ii), in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement, the Company shall pay additional damages to such holder for each date after the Share Delivery Date such conversion is not timely effected and/or each date after the Note Delivery Date such new Note is not delivered in an amount equal to 0.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the holder on or prior to the Share Delivery Date and to which such holder is entitled and, in the event the Company has failed to deliver a new Note to the holder on or prior to the Note Delivery Date, the number of shares of Common Stock issuable upon conversion of the Conversion Amount represented by the new Note, as of the Note Delivery Date and (II) the Closing Bid Price of the Common Stock on the Share Delivery Date, in the case of the failure to deliver Common Stock, or the Note Delivery Date, in the case of failure to deliver a new Note. If the Company fails to pay the additional damages set forth in this Section 2(d)(v) within five Business Days of the date incurred, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by
          (Y) the Conversion Price in effect on such Conversion Date as specified by the holder in the Conversion Notice.

                    (B) Void Conversion Notice; Adjustment to Conversion Price. If for any reason the holder has not received all of the shares of

          Common Stock prior to the ninth (9th) Business Day after the Overnight Receipt Date with respect to a conversion of this Note, then the holder, upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any principal amount of this Note that has not been converted pursuant to such holder's Conversion Notice; provided that the voiding of a holder's Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to
          Section 2(d)(v)(A) or otherwise. If for any reason the holder has not received all of the shares of Common Stock prior to the fourteenth
          (14th) Business Day after the Overnight Receipt Date with respect to a conversion of this Note, then the Conversion Price of the principal amount of this Note with respect to which the Company has not delivered shares of Common Stock on or prior to such fourteenth (14th) Business Day shall be adjusted to the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date such holder voided the Conversion Notice, subject to further adjustment as provided in this Note. Notwithstanding the foregoing, no adjustment to the Conversion Price shall be made pursuant to this
          Section 2(d)(v)(B) that will increase the Conversion Price.

                    (C) Redemption. If for any reason the holder has not received all of the shares of Common Stock prior to the ninth (9th) Business Day after the Overnight Receipt Date with respect to a conversion of this Note (a "Conversion Failure"), then the holder, upon written notice to the Company, may require that the Company redeem any or all of the Conversion Amount of this Note, including the Conversion Amount previously submitted for conversion and with respect to which the Company has not delivered shares of Common Stock, in accordance with Section 3.

               (vi) Pro Rata Conversion. If the Company receives a Conversion Notice from more than one holder of the Notes for the same Conversion Date and the Company can convert some, but not all, of the Notes submitted for conversion, the Company shall convert from each holder electing to have Notes converted at such time a pro rata amount of such holder's Conversion Amount submitted for conversion based on the Conversion Amount of the Notes submitted for conversion on such date by such holder relative to the Conversion Amount of all Notes submitted for conversion on such date.

               (vii) Mandatory Redemption or Conversion at Maturity at Company's Option. If any Conversion Amount of any Notes remains outstanding on the Maturity Date, the Company shall have the option either (i) to convert all of the Conversion Amount of the Notes outstanding on the Maturity Date at the Conversion Rate as of such date without the holders of such Notes being required to give a Conversion Notice on such Maturity Date (a "Maturity Date Mandatory Conversion"), or (ii) redeem all of the Conversion Amount on the Maturity Date for an amount in cash (the "Maturity Date Redemption Price") equal to the Conversion Amount (a "Maturity Date Mandatory Redemption"). The Company shall be deemed to have elected a Maturity Date Mandatory Redemption unless it delivers written notice to each holder of Notes at least thirty-five (35) Business Days prior to the Maturity Date of its irrevocable election to effect a Maturity Date Mandatory Conversion. If the Company elects a Maturity Date Mandatory Redemption, then on the Maturity Date the Company shall pay to each holder of Notes outstanding on the Maturity Date, by wire transfer of immediately available funds, an amount equal to the Maturity Date Redemption Price. If the Company elects a Maturity Date Mandatory Redemption and fails to redeem all of the Conversion Amount of the Notes outstanding on the Maturity Date by payment of the Maturity Date Redemption Price, then in addition to any remedy such holder of Notes may have under this Note, the Securities Purchase Agreement and the Registration Rights Agreement, (X) the applicable Maturity Date Redemption Price payable in respect of such unredeemed Conversion Amount shall bear interest at the rate of 1.5% per month, prorated for partial months, until paid in full, and (Y) any holder of Notes shall have the option to require the Company to convert any or all of such holder's Conversion Amount that the Company elected to redeem under this Section 2(d)(vii) and for which the Maturity Date Redemption Price (together with any interest thereon ) which has not been paid into shares of Common Stock equal to the number which results from dividing the Maturity Date Redemption Price (together with any interest thereon) by the Conversion Price in effect on the Maturity Date. If the Company has elected a Maturity Date Mandatory Conversion or has failed to pay the Maturity Date Redemption Price in a timely manner as described above, then the Maturity Date shall be extended for any Notes for as long as (A) the conversion of such Notes would violate the provisions of Section 5, (B) a Triggering Event shall have occurred and be continuing, or (C) an event shall have occurred and be continuing which with the passage of time and the failure to cure would result in a Triggering Event.

               (viii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the holder thereof shall not be required to physically surrender this Note to the Company unless the full Conversion Amount represented by this Note is being converted. The holder and the Company shall maintain records showing the Conversion Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted, and in reliance on this Section 2(d)(viii) the holder does not surrender this Note, the holder may not transfer this Note unless the holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver to the holder a new Note of like tenor, registered as the holder may request, representing in the aggregate the remaining Conversion Amount represented by this Note. The holder and any assignee, by acceptance of this Note or a new Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any portion of this Note, the Conversion Amount (including the principal of this Note) represented by this Note may be less than the principal amount and the accrued interest set forth on the face hereof.

          (e) Taxes. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Notes.

          (f) Adjustments to Conversion Price. In addition to any other adjustments provided herein, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(f).

               (i) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the date of issuance of the Notes, the Company issues or sells, or in accordance with this Section 2(f) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding (A) shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, (B) shares of Common Stock issued upon conversion of the Notes or exercise of the Warrants, (C) shares of Common Stock issued upon the conversion or exercise of any options or warrants issued other than under an Approved Stock Plan outstanding as of the Issuance Date provided the terms of such securities are not amended after the Issuance Date, or (D) any Excluded Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Conversion Price in effect immediately prior to such time, then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to an amount equal to the per share consideration received by the Company upon such issue or sale. For purposes of determining the adjusted Conversion Price under this Section 2(f)(i), the following shall be applicable:

                   (A) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(f)(i)(A), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

                   (B) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this
     Section 2(f)(i)(B), the "lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 2(f)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                   (C) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(f)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the Notes are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common

     Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

                   (D) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor, less expenses in excess of five percent (5%) of the gross amount received. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Bid Prices of such securities during the ten (10) consecutive trading days ending on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of a majority of the principal amount of the Notes then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser agreed to by the Company and the holders of a majority of the Conversion Amounts of the Notes. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be bound by the Company.

                   (E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Adjustment of Conversion Price Upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

               (iii) Holder's Right of Alternative Conversion Price Following Issuance of Convertible Securities. If the Company in any manner issues or sells Convertible Securities or Options that are convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to a fixed price (each of the formulations for such variable price being herein referred to as, a "Variable Price"), and such Variable Price is not calculated using the same formula used to calculate the Conversion Price in effect immediately prior to the time of such issue or sale, the Company shall provide written notice thereof via facsimile and overnight courier to each holder of the Notes (a "Variable Notice") on the date of issuance of such Convertible Securities or Options. If a holder of the Notes then outstanding provides written notice to the Company via facsimile and overnight courier (the "Variable Price Election Notice") within fifteen (15) Business Days of receiving a Variable Notice that such holder desires to replace the Conversion Price then in effect with the Variable Price described in such Variable Notice, then, from and after the date of the Company's receipt of the Variable Price Election Notice, the Conversion Price will automatically be replaced with the Variable Price for the Notes held by such holder. In the event that a holder of Notes delivers a Conversion Notice after the Company's issuance of Convertible Securities with a Variable Price but before such holder's receipt of the Company's Variable Notice, then such holder shall have the option by written notice to the Company to rescind such Conversion Notice or to have the Conversion Price be equal to such Variable Price for the conversion effected by such Conversion Notice.

               (iv) Adjustment of the Conversion Price Upon Major Corporate Event Announcement. In the event (A) the Company makes a public announcement that it intends to consolidate or merge with or into another Person or engage in a business combination involving the issuance or exchange of more than fifty percent (50%) of the Company's outstanding Common Stock, (B) the Company makes a public announcement that it intends to sell or transfer all or substantially all of the Company's assets, or
     (C) any Person (including the Company) publicly announces a purchase, tender or exchange offer for more than

     50% of the Company's outstanding Common Stock (the transactions described in clauses (A), (B) and (C) above are hereinafter referred to as "Major Corporate Event" and the date of the announcement referred to in clause
     (A), (B) or (C) is hereinafter referred to as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through and including the Adjusted Conversion Price Termination Date (as defined below), be equal to the Conversion Price which would have been applicable for a conversion by the holder on the Announcement Date. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in Section 2. For purposes hereof, "Adjusted Conversion Price Termination Date" shall mean, with respect to any proposed Major Corporate Event for which a public announcement as contemplated by this Section 2(f)(iv) has been made, the date upon which the Company or other Person (in the case of clause (C) above) consummates or publicly announces the termination or abandonment of the proposed Major Corporate Event which was the subject of the previous public announcement.

               (v) Nine Month Adjustment to Conversion Price. In addition to any other adjustment to the Conversion Price provided for in this Note, on that date which shall be the nine month anniversary of the Issuance Date (the "Adjustment Date"), the Conversion Price shall be subject to a one-time downward adjustment to One Hundred Two Percent (102%) of the Market Price on the Adjustment Date, provided that in no event shall the Conversion Price be subject to a downward adjustment under this Section 2(f)(v) to less than Seventy-five percent (75%) of the Market Price on the Pricing Date.

               (vi) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Note, then, in each such case the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date. In the event that a Distribution will not result in a reduction to the Conversion Price pursuant to the foregoing sentence of this Section 2(f)(vi), the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall remain in effect.

               (vii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2(f) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Notes; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2(f).

               (vii) Notices.

                     (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of the Notes setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                     (B) The Company will give written notice to each holder of Notes at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 4(a)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                     (C) The Company will also give written notice to each holder of Notes at least ten (10) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

     3.  Redemption at Option of Holder.

         (a) Redemption Option Upon Triggering Event. In addition to all other rights of the holder contained herein, after a Triggering Event (as defined below), the holder shall have the right, at the holder's option, to require the Company to redeem all or a portion of this Note at a price equal to (x) with respect to a Triggering Event described in clauses (iii) or (vii) of Section 3(b) below, 125% of the Conversion Amount, and (y) with respect to a Triggering Event described in clauses (i), (ii), (iv), (v) or (vi) of Section 3(b) below, the greater of (i) 125% of the Conversion Amount and (ii) the product of (A) the Conversion Rate for the Conversion Amount to be redeemed in effect at such time as such holder delivers a Notice of Redemption at Option of Holder (as defined below) and (B) the Closing Bid Price on the trading day immediately preceding such Triggering Event on which the Principal Market is open for trading or if no Closing Bid Price is reported by the Principal Market on such trading day, then the most recently reported Closing Bid Price (the "Redemption Price").

         (b) "Triggering Event". A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

               (i) the failure of the Registration Statement to be declared effective by the SEC on or prior to the Effectiveness Deadline (as defined in the Registration Rights Agreement);

               (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder for sale of all of such Holder's Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of fifteen (15) consecutive trading days or any thirty (30) trading days in a 365-day period (excluding days during an Allowable Grace Period);

               (iii) the suspension from trading or failure of the Common Stock to be listed on the Nasdaq National Market or The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of fifteen (15) consecutive trading days or for more than an aggregate of thirty (30) trading days in any 365-day period;

               (iv) the Company's or the Transfer Agent's notice to any holder of Notes, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

               (v)   a Conversion Failure (as defined in Section 2(d)(v)(C));

               (vi) upon the Company's receipt of a Conversion Notice, the Company not being obligated to issue the shares of Common Stock issuable upon such conversion of Notes due to the provisions of Section 11; or

               (vii) the Company breaches any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 2.1(a) of the Securities Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least twenty (20) days.

          (c) Mechanics of Redemption at Option of Holder. Within one (1) Business Day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Triggering Event") to each holder of Notes. At any time after a holder becomes aware of a Triggering Event, the holder may require the Company to redeem all of such holder's Notes by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Holder") to the Company, which Notice of Redemption at Option of Holder shall indicate (i) the Conversion Amount of the Notes that the holder is electing to redeem and (ii) the applicable Redemption Price, as calculated pursuant to

 Section 3(a) above.

          (d) Payment of Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of Holder from any holder of Notes, the Company shall deliver the applicable Redemption Price to the holder within five
(5) Business Days after the Company's receipt of a Notice of Redemption at Option of Holder; provided that the holder's Notes shall have been delivered to the Company. If more than one holder of Notes submits Notes for redemption and the Company is unable to redeem all of the Notes submitted for redemption, the Company shall (i) redeem a pro rata amount from each holder of Notes based on the Conversion Amount represented by the Notes submitted for redemption by such holder relative to the aggregate Conversion Amounts of all Notes for redemption by all holders of Notes, and (ii) in addition to any remedy such holder of Notes may have under the Notes and the Securities Purchase Agreement, pay to each holder interest at the rate of 1.5% per month (prorated for partial months) in respect of the unredeemed Conversion Amounts until paid in full. Interest on the Notes shall continue to accrue interest until the date the Company pays the Redemption Price.

          (e) Void Redemption. In the event that the Company does not pay the Redemption Price within the time period set forth in Section 3(d), at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full, the holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to the holder the Note that was submitted for redemption by such holder under this Section 3 and for which the applicable Redemption Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Holder shall be null and void with respect to that portion of the Note subject to the Void Optional Redemption Notice, (ii) the Company shall immediately return the Note subject to the Void Optional Redemption Notice, and
(iii) the Conversion Price of such portion of the Note shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice of Redemption at Option of Holder is delivered to the Company and ending on the date on which the Void Optional Redemption Notice is delivered to the Company.

          (f) Disputes; Miscellaneous. In the event of a dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved in the same manner described in Section 2(d)(iii) above with the term "Redemption Price" being substituted for the term "Conversion Rate." The holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 3 of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the holder a new Note representing the remaining Conversion Amount which has not been redeemed, if necessary.

     4.  Other Rights of Holders.

         (a) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance reasonably satisfactory to the holders of the Notes representing at least two thirds (2/3) of the Conversion Amounts of the Notes then outstanding) that the Acquiring Entity will assume the obligations represented by this Note (including, without limitation, the right to convert this Note into the securities or assets issued to the holders of the Common Stock in connection with such Organic Change). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of at least two thirds (2/3) of the Conversion Amounts then outstanding) to insure that each of the holders of the Notes will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Notes such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder's Notes as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Notes).

         (b) Optional Redemption Upon Change of Control. In addition to the rights of the holders under Section 4(a), upon a Change of Control of the Company, the holder of this Note shall have the right, at the holder's option, to require the Company to redeem all or a portion of the Conversion Amount represented by this Note for an amount equal to 125% of the then outstanding Conversion Amount of this Note ("Change of Control Redemption Price"). No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Change of Control") to the holders. At any time during the period beginning after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time on or after the date which is ten (10) days prior to a Change of Control) and ending on the date of such Change of Control, the holders may require the Company to redeem all or a portion of the Conversion Amount of this Note then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Redemption Upon Change of Control") to the Company, which Notice of Redemption Upon Change of Control shall indicate (i) the Conversion Amount the holder is submitting for redemption, and (ii) the applicable Change of Control Redemption Price, as calculated pursuant to this
Section 4(b). Upon the Company's receipt of a Notice(s) of Redemption Upon Change of Control from any holders of Notes, the Company shall promptly, but in no event later than one (1) Business Day following such receipt, notify the holder of this Note by facsimile of the Company's receipt of such Notice(s) of Redemption Upon Change of Control. The Company shall deliver the applicable Change of Control Redemption Price simultaneous with the consummation of the Redemption Change of Control; provided that, if required by Section 2(d)(viii), this Note shall have been so delivered to the Company. Notwithstanding anything to the contrary in this Note (including without limitation Section 9), payments provided for in this Section 4(b) shall have priority to payments to the Company's stockholders in connection with a Change of Control.

          (c) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holders of Notes will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Notes (without taking into account any limitations or restrictions on the convertibility of the Notes) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d) Forced Delisting. If a redemption voided pursuant to Section 3(e) was caused by a Triggering Event involving the Company's inability to issue Conversion Shares because of the Exchange Cap (as defined in Section 11), and if so directed in one or more Void Optional Redemption Notices by the holders of at least two-thirds (2/3) of the Conversion Amounts of the Notes then outstanding, including Conversion Amounts of Notes submitted for redemption pursuant to
Section 3 with respect to which the applicable Redemption Price has not been paid, the Company shall promptly as practicable delist the Common Stock from the exchange or automated quotation system on which the Common Stock is traded and have the Common Stock, at such holders' option, traded on the electronic bulletin board or the "pink sheets."

          (e) Optional Redemption By Holder After Third Anniversary. At any time from and after the third anniversary of the Issuance Date (the "Put Option Date"), the holder of this Note shall have the right, but not the obligation, to elect to cause the Company to redeem all or a portion of this Note (the "Put Option"). The holder of this Note may exercise the Put Option by providing written notice to the Company at any time on or after the thirtieth (30th) Business Day immediately preceding the Put Option Date of its election to exercise the Put Option. Within thirty (30) Business Days after the holder's exercise of the Put Option, but in no event prior to the Put Option Date (the "Put Option Payment Date"), the Company shall pay the exercising holder, in cash, an amount equal to the then outstanding Conversion Amount of the Note as to which the Put Option is being exercised (the "Put Option Payment"). If any holder exercises the Put Option as to all or any portion of a Note, and the Company does not pay the Put Option Payment in full on or before the Put Option Payment Date, (Y) the Put Option Payment shall bear interest at the rate of 1.5% per month, prorated for partial months, until paid in full, and
(X) if the Put Option Payment is not paid within five (5) business days after the Put Option Payment Date, the holder who has exercised the Put Option but has not been paid the Put Option Payment shall have the option to require the Company to convert the outstanding Conversion Amount of the Notes held by such holder (including the Note subject to the Put Option).

     5.  [RESERVED]

     6. Redemption at the Company's Election. At any time or times after the second anniversary of the Issuance Date but before the Maturity Date, the Company shall have the right, in its sole discretion, to require that some or all of the then outstanding Conversion Amounts of the outstanding Notes be redeemed ("Redemption at Company's Election") for cash consideration equal to
(i) in the event that the Company's Election Redemption Date (as defined below) is prior to the date which is the third anniversary of the Issuance Date, 103% of the principal amount to be redeemed, plus any Additional Amount with respect to such principal amount, (ii) in the event that the Company's Election Redemption Date is on or after the date which is the third anniversary of the Issuance Date, 102% of the principal amount to be redeemed, plus any Additional Amount with respect to such principal amount, and (iii) in the event that the Company's Election Redemption Date is on or after the date which is the fourth anniversary of the Issuance Date, but before the Maturity Date, 101% of the principal amount to be redeemed, plus any Additional Amount with respect to such principal amount (the "Company's Election Redemption Price"); provided that the Conditions to Redemption at the Company's Election (as set forth below) are satisfied as of the date of the Notice of Redemption at Company's Election (the "Redemption at Company's Election Notice Date"). The Company may exercise its right to Redemption at Company's Election only by providing each holder of Notes written notice ("Notice of Redemption at Company's Election") at least thirty
(30) but no more than sixty (60) Business Days prior to the date of consummation of such redemption ("Company's Election Redemption Date"), provided that the holder of a Note who receives a Notice of Redemption at Company's Election may, at any time before the Company's Election Redemption Date convert all or any portion of such Note. If the Company elects to require redemption of some, but not all, of the Conversion Amount of the Notes then outstanding, the Company shall require redemption of the pro rata amount from each holder of such Notes based on the principal amount of Notes purchased by such holder relative to the aggregate principal amount of all Notes purchased pursuant to the Securities Purchase Agreement (such amount with respect to the holder being referred to herein as its "Pro Rata Redemption Amount").

The Notice of Redemption at Company's Election shall indicate (x) the Conversion Amount of the Notes the Company has elected to redeem from all holder of Notes,
(y) the Company's Election Redemption Date, and (z) each holder's Pro Rata Redemption Amount. If the Company has exercised its right of Redemption at Company's Election and the conditions of this Section 6, including the Conditions to Redemption at Company's Election, have been satisfied, then each holder's Pro Rata Redemption Amount which remains outstanding at the Company's Election Redemption Date shall be redeemed as of the Company's Election Redemption Date by payment by the Company to each holder of the Notes of the Company's Election Redemption Price. If required by Section 2(d)(viii), all holders of the Notes shall thereupon and within two Business Days after the Company's Election Redemption Date or such earlier date as the Company and each holder of Notes mutually agree, surrender all Notes being redeemed on such date to the Company. If the Company fails to pay the full Company's Election Redemption Price with respect to this Note on the Company's Election Redemption Date, then the Redemption at Company's Election shall be null and void with respect to this Note and the holder shall be entitled to all the rights of a holder of outstanding Notes. "Conditions to Redemption at the Company's Election" means the following conditions: (i) during the period beginning on the Issuance Date and ending on and including the Redemption at Company's Election Notice Date, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Notes to the holders of the Notes, and all shares of Common Stock issuable upon exercise of the Warrants issued under the Securities Purchase Agreement, on a timely basis as set forth in this Note and in the Warrants; (ii) on each day during the period beginning thirty (30) days prior to the date of Notice of Redemption at Company's Election and ending on and including the Company's Election Redemption Date the Registration Statement shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement); (iii) on each day during the period beginning thirty (30) days prior to the date of Notice of Redemption at Company's Election and ending on and including the Company's Election Redemption Date, the Common Stock is designated for quotation on the Nasdaq National Market or listed on The New York Stock Exchange, is not suspended from trading and neither delisting nor suspension by such exchange or market shall have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iv) during the period beginning on the Issuance Date and ending on and including the Company's Election Redemption Date, there shall not have occurred a Triggering Event or an event that with the passage of time and without being cured would constitute a Triggering Event; (v) during the period beginning on the Issuance Date and ending on and including the Company's Election Redemption Date, there shall not have occurred the consummation of a Change of Control or the public announcement of a pending, proposed or intended Change of Control which has not been terminated; (vi) on the earlier to occur of
(A) the Shareholder Meeting Deadline (as defined in the Securities Purchase Agreement) and (B) the date on which the Company holds its first meeting of shareholders after the Issuance Date, the Company shall have received the Shareholder Approval (as defined in the Securities Purchase Agreement); and
(vii) the Company otherwise has satisfied its obligations in all material respects and is not in default in any material respect under this Note, the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement. Notwithstanding the above, but subject to Section 5, the holder may convert any Conversion Amount (including Conversion Amounts selected for redemption) into Common Stock pursuant to
Section 2(b) on or prior to the date immediately preceding the Company's Election Redemption Date. If the Company fails to timely pay any Company's Election Redemption Price in accordance with this Section 6, then the Company shall not be permitted to submit another Notice of Redemption at Company's Election without the prior written consent of the holders of the Notes representing at least two-thirds (2/3) of the Conversion Amounts of the Notes then outstanding.

     7. Reservation of Shares. The Company shall, so long as any principal amount of the Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Amounts of the Notes then outstanding. The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the time of issuance of the Notes or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any holder which ceases to hold any Notes shall be allocated to the remaining holders of the Notes, pro rata based on the principal amount of the Notes then held by such holders.

     8. Voting Rights. Holders of the Notes shall have no voting rights, except as required by law, and as expressly provided in this Note.

     9. Subordination. The payment of the principal and interest on this Note shall be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Note or thereafter incurred subject to Section 3.13 of the Securities Purchase Agreement. No provision of this Section 9 shall prevent the occurrence of any default under this Note.

         (a)  Certain Definitions.  For purposes of this Note:

               (i) "Senior Indebtedness" means, with respect to the Company, the principal of, interest payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Note or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to this Note or expressly provides that such Indebtedness is "PARI PASSU" or "junior" to this Note. Notwithstanding the foregoing, Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company a majority of the voting stock of which is owned, directly or indirectly, by the Company; provided, however, that the term Senior Indebtedness shall include Indebtedness to a Subsidiary of the Company arising by reason of a guaranty by the Company of Indebtedness of such Subsidiary to a Person that is not a Subsidiary of the Company.

               (ii) "Indebtedness" means (a) all indebtedness, obligations and other liabilities of the Company in connection with commercial credit obtained from recognized financial institutions, (b) any indebtedness or other obligations secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Company, and (c) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) and (b).

     10. Restriction on Redemption and Dividends. Until all of the Conversion Amount of this Note has been converted, redeemed or otherwise satisfied as provided herein, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, its capital stock without the prior express written consent of the holders of Notes representing at least two thirds (2/3) of the Conversion Amounts of the Notes then outstanding, except for payments on convertible securities of the Company (other than the Other Notes) outstanding on the Issuance Date pursuant to the terms of such convertible securities as in effect on the Issuance Date, if any.

     11. Limitation on Number of Conversion Shares. The Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Notes (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of the Principal Market, or the market or exchange where the Common Stock is then traded, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the applicable rules of the Principal Market, or the market or exchange where the Common Stock is then traded, (or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the Conversion Amount of the Notes then outstanding. Until such approval or written opinion is obtained, no Purchaser (as that term is defined in the Securities

Purchase Agreement) shall be issued, upon conversion of the Notes, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the principal amount of the Notes issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). If any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. If any holder of Notes, shall convert all of such holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Notes on a pro rata basis in proportion to Conversion Amount of Notes then held by each such holder.

     12. Reissuance of Notes. Subject to Section 2(d)(viii) in the event of a conversion or redemption pursuant to this Note of less than all of the Conversion Amount represented by this Note, the Company shall promptly cause to be issued and delivered to the holder, upon tender by the holder of this Note converted or redeemed, a new note of like tenor representing the remaining principal amount of this Note which has not been so converted or redeemed.

     13.  Defaults and Remedies.

          (a) Events of Default. An "Event of Default" is: (i) default for thirty (30) days in payment of interest or Default Interest on this Note on or after the Maturity Date; (ii) default in payment of the principal amount of this Note when and as due; (iii) failure by the Company for thirty (30) days after notice to it to comply with any other material provision of this Note; (iv) any default under or acceleration prior to maturity of any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed of at least $500,000 by the Company or for money borrowed the repayment of at least $500,000 of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter, (v) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or
(E) admits in writing that it is generally unable to pay its debts as the same become due; or (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (1) is for relief against the Company in an involuntary case; (2) appoints a Custodian of the Company or for all or substantially all of its property; or (3) orders the liquidation of the Company or any subsidiary, and the order or decree remains unstayed and in effect for sixty (60) days. The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state or foreign law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          (b) Remedies. If an Event of Default occurs and is continuing, the holder of this Note may declare all of this Note, including any interest and Default Interest and other amounts due, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (iv) and (v) of Section 13(a), this Note shall become due and payable without further action or notice. Holder may not enforce the provisions of this
Section 13 except as provided in this Section 13. In addition to any remedy such holder of the Notes may have under this Note and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

     14. Vote to Change the Terms of the Note. This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder of this Note. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     15. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales hereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Securities Exchange Act of 1934, as amended, make available to the holder and the holder of any Common Stock issued upon exercise of this Note which continues to be Restricted Securities in connection with any sale thereof and any prospective purchaser of this Note from the Holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Note without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as Rue 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

     16. Lost or Stolen Notes. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Company in a customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver new notes of like tenor and date; provided, however, the Company shall not be obligated to re-issue notes if the holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

     17. Payment of Collection, Enforcement and Other Costs. If: (i) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (ii) an attorney is retained to represent the holder of this Note in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay to the holders all attorney's fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

     18. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     19. Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the holder at the principal office of the Company, for a new Note or Notes (in principal amounts of at least $100,000) containing the same terms and conditions and representing in the aggregate the principal amount of this Note, and each such new Note will represent such portion of such principal amount as is designated by the holder at the time of such surrender. The date the Company initially issues this Note will be deemed to be the "Issuance Date" hereof regardless of the number of times a new Note shall be issued.

     20. Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

     21. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

     22. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such material breach or threatened material breach, the holder of this Note shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     23. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

     24. Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     25. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 5.3 of the Securities Purchase Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the Company has caused this Note to be signed as of the 29th day of June, 2000.


BRITESMILE, INC.




By:__________________________________________
     Its:____________________________________

                                   EXHIBIT A

                               BRITESMILE, INC.
                               CONVERSION NOTICE

Reference is made to the 5% Convertible Subordinated Notes due 2005 (the "Notes") issued by BriteSmile, Inc., a Utah corporation (the "Company"). In accordance with and pursuant to the Notes, the undersigned hereby elects to convert the Conversion Amount indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, as of the date specified below.

     Date of Conversion:________________________________________________________

     Conversion Amount to be converted:_________________________________________


Please confirm the following information:

     Conversion Price:__________________________________________________________

     Number of shares of Common Stock to be issued:_____________________________

     Is the Variable Price being relied on pursuant to Section 2(f)(iii) of the
Notes?  (check one)  YES ____    No ____

Please issue the Common Stock into which the Conversion Amount is being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

     Issue to:__________________________________________________________________
              __________________________________________________________________

     Facsimile Number:__________________________________________________________

     Authorization:_____________________________________________________________
                              By:_______________________________________________
                              Title:____________________________________________

     Dated:_____________________________________________________________________

     Account Number  (if electronic book entry transfer):_______________________

     Transaction Code Number (if electronic book entry transfer):_______________

                                ACKNOWLEDGMENT
                                --------------


     The Company hereby acknowledges this Conversion Notice and hereby directs Continental Stock Transfer & Trust Co. (the "Transfer Agent") to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated June 29, 2000 from the Company and acknowledged and agreed to by the Transfer Agent.


                              BRITESMILE, INC.


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                                                                       EXHIBIT C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.


                       WARRANT TO PURCHASE COMMON STOCK
                                      of
                               BriteSmile, Inc.

Warrant No. _____________                             Number of Shares:_________
Date of Issuance:  June 29, 2000                              Void June 29, 2005

THIS CERTIFIES THAT, for value received, __________________________ (the "Holder") is entitled, subject to the terms set forth below, to purchase from BriteSmile, Inc., a Utah corporation (the "Company"), ______________ shares (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"). The warrant exercise price (the "Exercise Price") per share of Common Stock shall be 140% of the Market Price (as defined below) of the Common Stock as of June 28, 2000 (the "Pricing Date"). The number of Shares and the Exercise Price are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. "Market Price" shall mean, with respect to any security, that price which shall be computed as the arithmetic average of the Closing Bid Prices for such security during the ten
(10) consecutive trading days immediately preceding such date of determination as quoted on the Principal Market or any other exchange or quotation service on which the security is then listed or traded. This Warrant is issued in connection with that certain Securities Purchase Agreement dated as of June 27, 2000 (the "Securities Purchase Agreement"). Capitalized terms used but not specifically defined in this Warrant shall have the meanings set forth in the Securities Purchase Agreement. The terms "Closing Bid Price" and "Principal Market" shall have the meanings set forth in the 5% Convertible Subordinated Notes due 2005 (the "Notes") issued pursuant to the Securities Purchase Agreement.

     1.  Term of Warrant.

         a. Except as otherwise provided herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof (the "Issuance Date") and ending at 5:00 p.m., Pacific Time, on June 29, 2005, and shall be void thereafter.

     2.  Exercise Of Warrants.

         a. Cash Exercise; Exercise Procedures. The purchase rights set forth in this Warrant are exercisable by the Holder, in whole or in part, at any time, or from time to time commencing on the Issuance Date, prior to the expiration of the term set forth in Section 1 above, by the tender to the Company at its principal office of a notice of exercise in the form attached hereto as Exhibit A (the "Notice of Exercise"), duly completed and executed on behalf of the Holder and the payment to the Company by certified, cashier's or other check acceptable to the Company or by wire transfer of immediately available funds to such account as may be designated by the Company, of the aggregate Exercise Price of the Shares being purchased (the "Aggregate Exercise Price") or by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined below in Section 2(c)). In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a), the Company shall on the second (2nd) Business Day (the "Share Delivery Date") following the date of its receipt of the Notice of Exercise and the Aggregate Exercise Price (or notice of Cashless Exercise) (the "Exercise Delivery Documents"), (A) provided the Company's transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and provided that the holder is eligible to receive shares through DTC, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) issue and deliver to the address as specified in the Exercise Delivery Documents, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. Upon delivery of the Notice of Exercise and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in
Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this

Warrant as required by clause (iii) above or the certificates evidencing such Shares. In the case of a dispute as to the determination of the Exercise Price, the Market Price of a security or the arithmetic calculation of the number of Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the Exercise Delivery Documents. If the holder and the Company are unable to agree upon the determination of the Exercise Price, the Market Price or arithmetic calculation of the number of Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile
(i) the disputed determination of the Exercise Price or the Market Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the number of Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

          b. Failure to Deliver Certificates. If the Company shall fail for any reason or for no reason to issue to the holder, within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 3.18 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Share Delivery Date such exercise is not timely effected in an amount equal to 0.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the holder on or prior to the Share Delivery Date and to which such holder is entitled and (II) the Closing Bid Price of the Common Stock on the Share Delivery Date.

          c. Cashless Exercise. Notwithstanding the payment provisions set forth in Section 2(a) above, if the Shares to be issued upon exercise of this Warrant are not registered and available for resale pursuant to a registration statement in accordance with the Registration Rights Agreement between the Company and the Holder, dated June 27, 2000, the Holder may elect to receive Shares equal to the value of this Warrant (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula ("Cashless Exercise"):

                                 X =    Y(A-B)
                                       --------
                                           A

          Where:

          X =   the number of Shares to be issued to the Holder;
          Y =   the number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised;
          A =   the Market Price of one share of the Shares (at the date of such exercise); and
          B =   the Exercise Price (as adjusted to the date of such
                calculation).

          d. Exercise at Option of Company. At any time from and after the second anniversary of the Issuance Date, provided that the Conditions to Company's Exercise Option (as defined below) are satisfied as of the Company's Exercise Option Date (as defined below), the Company shall have the right to elect to have the Holder exercise all or any portion of this Warrant then unexercised (the "Company's Exercise Option"), provided that the Closing Bid Price of the Common Stock shall be at least two hundred percent (200%) of an amount equal to the product of (A) 150% and (B) the Market Price of the Common Stock on the Pricing Date for at least fifteen (15) out of any twenty (20) consecutive trading days (each rolling 20-day period referred to hereafter as a. "Company's Exercise Option Measuring Period"). The Company shall exercise the Company's Exercise Option, if at all, by providing each holder of Warrants written notice ("Company's Exercise Election Notice") by facsimile and overnight courier within two (2) trading days after the last day of any Company's Exercise Option Measuring Period. The date on which each of such holders of the Warrants actually receives the Company's Exercise Election Notice is referred to herein as the "Company's Exercise Election Notice Date." If the Company elects to require the exercise of some, but not all, of the Warrants then outstanding, the Company shall require exercise of an amount from each holder of such Warrants equal to the product of (I) the total number of Warrants which the Company has elected to exercise multiplied by (II) a fraction, the numerator of which is the number of Warrants initially purchased by such holder and the denominator of which is the total number of Warrants purchased on the Date of Issuance (such fraction with respect to each holder being referred to as its "Allocation Percentage", and such amount with respect to each holder being referred to herein as its "Pro Rata Exercise Amount"). In the event that any initial holder of the Warrants shall sell or otherwise transfer any of such holder's Warrants, the transferee shall be allocated a pro rata portion of such holder's Allocation Percentage. The Company's Exercise Election Notice shall indicate (x) the aggregate number of such Warrants the Company has selected for exercise, (y) the date selected by the Company for exercise ("Company's Election Exercise Date"), which date shall be not less than twenty (20) Business Days or more than sixty
(60) Business Days after the Company's Exercise Election Notice Date, and (z) each holder's Pro Rata Exercise Amount. Subject to the satisfaction of all the conditions of this Section 2(d) except to the extent restricted by Section 2(g), on the Company's Election Exercise Date each holder of Warrants selected for exercise will be deemed to have submitted an Exercise Notice in accordance with
Section 2(a) for a number of Warrants equal to the result of (a) such holder's Pro Rata Exercise Amount, minus (b) the number of such Warrants converted by such holder during the Company's Mandatory Exercise Period. "Company's Mandatory Exercise Period" means, with respect to any Company's Exercise Election, the period beginning on and including the Company's Exercise Election Notice Date and ending on and including the Company's Election Exercise Date. "Conditions to Company's Exercise Option" means the following conditions: (i) during the period beginning on the Issuance Date and ending on and including the Company's Election Exercise Date, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Notes to the holders of the Notes, and all shares of Common Stock issuable upon exercise of the Warrants, on a timely basis as set forth in the Notes and in this Warrant; (ii) on each day during the period beginning on and including the date the Registration Statement is declared effective by the SEC and ending on and including the Company's Election Exercise Date, the Registration Statement shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement); (iii) on each day during the period beginning on the Issuance Date and ending on and including the Company's Election Exercise Date, the Common Stock is designated for quotation on the Nasdaq National Market or listed on The New York Stock Exchange, is not suspended from trading and neither delisting nor suspension by such exchange or market shall have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iv) during the period beginning on the Issuance Date and ending on and including the Company's Election Exercise Date, there shall not have occurred a Triggering Event (as defined in the Notes) or an event that with the passage of time and without being cured would constitute a Triggering Event; (v) during the period beginning on the Issuance Date and ending on and including the Company's Exercise Option Date, there shall not have occurred the consummation of a Change of Control (as defined in the Notes) or the public announcement of a pending, proposed or intended Change of Control which has not been terminated; (vi) on the earlier to occur of (A) the Shareholder Meeting Deadline (as defined in the Securities Purchase Agreement) and (B) the date on which the Company holds its first meeting of shareholders after the Issuance Date, the Company shall have received the Shareholder Approval (as defined in the Securities Purchase Agreement);
(vii) on each trading day during the Company's Mandatory Exercise Period, the Closing Bid Price of the Common Stock shall be at least two hundred percent (200%) of an amount equal to the product of (A) 150% and (B) the Market Price of the Common Stock on the Pricing Date; and (viii) the Company otherwise has satisfied its obligations in all material respects and is not in default in any material respect under this Warrant, the Securities Purchase Agreement, the Notes and the Registration Rights Agreement.

          d. Stock Certificates. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its tender for exercise as provided above, or in the case of the Company's exercise of the Company's Exercise Option, on the day prior to the Company's receipt of the payment specified in the Company's Exercise Notice, and the persons entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company, at its expense, shall deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company shall, at its expense, execute and deliver a new Warrant with the same terms and conditions for the number of Shares that remain subject to this Warrant.

         e. Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     4. No Rights As Shareholders. This Warrant does not entitle the Holder to any voting right or other rights as a shareholder of the Company prior to the exercise of the Holder's rights to purchase the Shares as provided for herein.

     5.  Transfer of Warrants.
         --------------------

         a. Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         b. Transferability and Non-negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company); provided, however, that this Warrant may be assigned by the Holder to any person or entity affiliated with or established by the Holder. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Securities Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the assignment form (the "Assignment Form") attached hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          c. Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers contained in this Section 5, the Company, at its expense, shall issue to or on the order of the Holder a new warrant or warrants with the same terms and conditions, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

          d.  Compliance with Securities Laws.
              -------------------------------

              (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, whether by the Holder or by the Company, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale; provided, however, that the Holder shall be able to transfer such Warrant or Shares (x) as provided in subparagraph (b) above and
(y) in such other transactions as may be effected without registration pursuant to the Securities Act or qualification pursuant to any relevant state securities laws and shall confirm such other matters related thereto as may be reasonably requested by the Company.

              (ii) This Warrant and all Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form:

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933,

     AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     6. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

         a. Investment Intent. Such Holder is acquiring this Warrant, and upon exercise of this Warrant, will acquire the Shares, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations contained in this Section 6(a), such Holder does not agree to hold this Warrant or any of the Shares for any minimum or other specific term and reserves the right to dispose of this Warrant or the Shares at any time in accordance with or to the extent allowed by this Warrant, the Registration Rights Agreement, and the Securities Act.

         b. Accredited Status. As of the date hereof and as of the date of any exercise of this Warrant, such Holder is and will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         c. Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Holder's investment and has the ability to bear the economic risks of the Holder's investment.

         d. Risk of No Registration. The Holder understands that if the Company's Common Stock ceases to be registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or if the Company ceases to file the reports required under the Exchange Act, or if a registration statement covering the securities under the Securities Act is not in effect when the Holder desires to resell (i) this Warrant or (ii) the Shares issuable upon exercise of this Warrant, the Holder may be required to hold such securities for an indefinite period. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act.

         e. Transfer or Resale. Such Holder understands that except as provided in the Registration Rights Agreement: (i) this Warrant and the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered under the Securities Act and applicable state securities laws, (B) such Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) such Holder provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144") or (D) transferred in accordance with Rule 144A under the Securities Act (or any successor rule thereto) ("Rule 144A") to a qualified institutional buyer (as such term is defined in Rule 144A); (ii) any sale of this Warrant or the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, this Warrant and the Shares may be pledged in connection with a bona fide margin account or other loan secured by the Securities.

     7. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation (the "Articles") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority of its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

     8.  Adjustment Rights.   The Exercise Price and the number of shares
purchasable hereunder are subject to adjustment from time to time, as follows:

          a. Adjustment of Exercise Price upon Issuance of Common Stock. If and whenever on or after the date of issuance of this Warrant, the Company issues or sells, or in accordance with this Section 8(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding but excluding (A) shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, (B) shares of Common Stock issued upon conversion of the Notes or exercise of the Warrants, (C) shares of Common Stock issued upon the conversion or exercise of any options or warrants issued other than under an Approved Stock Plan outstanding as of the date hereof provided the terms of such securities are not amended after the date hereof, or (D) up to 1,250,000 shares of Common Stock issued at a purchase price of not less than $4.00 per share in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital) with any entity whose primary business is not investing or advising other entities) for a consideration per share less than a price (the "Applicable Price") equal to the Exercise Price in effect immediately prior to such time, then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the consideration, if any, received by the Company upon such issue or sale. "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company. For purposes of determining the adjusted Exercise Price under this Section 8(a), the following shall be applicable:

              (i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

              (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 8(a)(ii), the "1owest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this Section 8(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the Notes are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

          (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor, less expenses in excess of five percent (5%) of the gross amount received. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the closing bid prices of such securities during the ten (10) consecutive trading days ending on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the Warrants. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser agreed to by the Company and the holders of a majority of the principal amount of the Notes on or prior to the Issuance Date. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

                (v) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          b. Adjustment of Exercise Price Upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.

          c. Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

                (i) the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date; and

          (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

          d. Other Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 8.

          e.   Notices.

          (i) Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to the holder of this Warrant setting forth in reasonable detail, and certifying, the calculation of such adjustment.

          (ii) The Company will give written notice to each holder of the Warrants at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 9(b)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

          (iii) The Company will also give written notice to each holder of this Warrant at least ten (10) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

     9. Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

          a. In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          b. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to any individual, limited liability company, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person") or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") written acknowledgment (in form and substance satisfactory to the holders of Warrants representing two thirds (2/3) of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants (without regard to any limitations on exercises), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the
consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of the Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercises), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exerciseability of this Warrant).

     10. Limitation on Number of Shares. The Company shall not be obligated to issue any Shares upon exercise of this Warrant if the issuance of such shares of Common Stock would cause the Company to exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of Warrants representing at least two-thirds (2/3) of the Shares then issuable upon exercise of outstanding Warrants. Until such approval or written opinion is obtained, the holder of this Warrant shall not be issued, upon exercise of this Warrant, Shares in an amount greater than such holder's Cap Allocation Amount (as defined in the Notes). In the event the Company is prohibited from issuing Warrant Shares as a result of the operation of this Section 10, the Company shall redeem for cash those Shares which can not be issued, at a price equal to the difference between the Closing Bid Price of the Common Stock and the Exercise Price of such Shares as of the date of the attempted exercise.

     11.  Miscellaneous.

          a. Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the Issuance Date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

          b. Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

          c. Governing Law. This Warrant shall be governed by and construed for all purposes under and in accordance with the laws of the State of New York, without regard to conflicts of law principles.

          d. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Warrant are for convenience and are not to be considered in construing this Agreement.

          e. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed (i) to the Holder at the address set forth on the signature page hereof, and (ii) to the Company at 490 North Wiget Lane, Walnut Creek, California 94598, Attn: Paul A. Boyer, Chief Financial Officer, or at such other address as any such party may subsequently designate by written notice to the other party.

          f. Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

          g. Amendments. Any provision of this Warrant may be amended by a written instrument signed by the Company and by the Holder.






                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.


BRITESMILE, INC.



By:____________________________________
     Its:______________________________

                                                                       EXHIBIT A

                              NOTICE OF EXERCISE

     (1)  The undersigned Holder hereby [check one]:

          elects to purchase ________ shares of the Common Stock of BriteSmile, Inc., pursuant to Section 2(a) of the Warrant dated the ___ day of June, 2000 (the "Warrant") between BriteSmile, Inc., and the Holder, and tenders herewith payment of the Exercise Price (as defined in the Warrant) for such shares in full, together with all applicable transfer taxes, if any; or

          elects to purchase ________ shares of the Common Stock of BriteSmile, Inc., pursuant to the terms of Section 2(c) of the Warrant dated the ___ day of June, 2000 (the "Warrant") between BriteSmile, Inc., and the Holder, upon which election, the Holder shall receive a total of _________ shares of Common Stock and tenders herewith payment of all applicable transfer taxes, if any.

     (2) In exercising its rights to purchase the Common Stock of BriteSmile, Inc., the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant, and agrees that such representations and warranties are true and correct as of the date hereof.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                         Name:__________________________________________

                         Signature:_____________________________________

     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


Name:_______________________________   Date:________________________________

Signature:__________________________

                                                                       EXHIBIT B

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                Address                   No. of Shares


_________________________       ______________________    _____________

                                ______________________

                                ______________________

and does irrevocably constitute and appoint Paul A. Boyer to make such transfer on the books of BriteSmile, Inc., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act of 1933, as amended, or any applicable state securities law.


Dated: ________________________________

Signature of Holder:___________________

                                                                       EXHIBIT D

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 27, 2000, is made by and among BRITESMILE, INC., a Utah corporation with headquarters located at 490 North Wiget Lane, Walnut Creek, California 94598 (the "Company"), the undersigned Purchasers (individually a "Purchaser" and collectively the "Purchasers"), and FLEETBOSTON ROBERTSON STEPHENS, INC. with its principal place of business at 555 California Street, 20th Floor, San Francisco, California 94104 ("Placement Agent").

                                   Recitals

     A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers (i) $15,583,333 aggregate principal amount of the Company's 5% Convertible Subordinated Notes Due 2005 (the "Notes"), which will be convertible into shares (as converted, the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Notes and (ii) warrants to purchase shares of Common Stock (the "Warrants" and, as exercised, the "Warrant Shares").

     B. In connection with the closing of the transactions contemplated by the Purchase Agreement, and as compensation to the Placement Agent, the Company has agreed to issue a warrant to the Placement Agent (the "Placement Agent Warrant" and, as exercised, the "Placement Agent Warrant Shares").

     C. To induce the Purchasers to execute and deliver the Purchase Agreement, and the Placement Agent to perform its services in connection with the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

                                   Agreement

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          a. "Investor" means a Purchaser, the Placement Agent and any transferee or assignee thereof about whom the Purchaser or the Placement Agent provides notice to the Company in accordance with Section 9 and to whom a Purchaser or the Placement Agent assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

          d. "Registrable Securities" means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) the Placement Agent Warrant Shares issued or issuable upon exercise of the Placement Agent Warrant and (iv) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares, the Placement Agent Warrant Shares, the Warrants or the Placement Agent Warrant as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of Warrants.

          e. "Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement and its exhibits, schedules and attachments.

     2.   Registration.

          a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than the first Business Day after the date which is forty-five (45) days after the Closing Date (as defined in the Purchase Agreement) (the "Filing Deadline") file with the SEC a Registration Statement or Registration Statements

(as necessary) on Form S-3 covering the resale of the Registrable Securities as provided for in this Section 2(a). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the sum of (A) (i) $23,375,000 divided by (ii) the product of (y) 75% and (z) the Market Price (as defined in the Notes) on the Pricing Date (as defined in the Notes) plus (B) 100% of the number of Warrant Shares issuable upon exercise of the Warrants (without regard to any limitations on exercise) as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable, but in no event later than the date which is One Hundred Twenty (120) days after the Closing Date (the "Effectiveness Deadline")

          b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

          c. Legal Counsel. Subject to Section 5 hereof, the Purchasers holding at least two thirds (2/3) of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"). The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

          d. Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

          e. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such

Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 200% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time after (i) an adjustment to the Conversion Price (as defined in the Notes) pursuant to Section 2(f)(i) of the Notes or (ii) an adjustment to the Exercise Price (as defined in the Warrants) pursuant to Section 8(a) of the Warrants, the number of Registrable Securities issued or issuable upon conversion of the Notes and exercise of the Warrants covered by such Registration Statement is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.5. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or exercise of the Warrants and such calculation shall assume that the Notes and the Warrants are then convertible and exercisable, respectively, into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and Exercise Price (as defined in the Warrants), respectively, if applicable.

      f. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

          (i) Failure to File and Obtain Effectiveness. If a Registration Statement covering all the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not (A) filed with the SEC on or before the Filing Deadline or (B) declared effective by the SEC on or before the Effectiveness Deadline, then, as partial relief for the damages to any holder (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of the Notes an amount in cash equal to the product of (i) the aggregate Conversion Amount of Notes held by such holder of Notes multiplied by (ii) the sum of (A) 0.01, if the Registration Statement is not filed by the Filing Deadline, plus (B) 0.01, if the Registration Statement is not declared effective by the Effectiveness Deadline, plus (C) the product of (I) 0.0005 multiplied by (II) the sum of (x) the number of days after the Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the Effectiveness Deadline that such Registration Statement is not declared effective by the SEC.

          (ii) Failure to Maintain Effectiveness. If on any day after a Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to such Registration Statement for any reason (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made (other than during an Allowable Grace Period (as defined below)) pursuant to such Registration Statement or to have registered a sufficient number of shares of Common Stock), then, as partial relief for the damages to any holder (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of the Notes an amount in cash equal to: (A) the product of (i) the aggregate Conversion Amount of Notes held by such holder of Notes and (ii) the product of (I) 0.01 and (II) the number of days after effectiveness of a Registration Statement that it has lapsed or is unavailable (as described above) (other than during an Allowable Grace Period).

              (iii) Date of Payment. The payments to which a holder shall be entitled pursuant to this Section 2(d) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of
(I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third business day after the event or failure giving rise to the Registration Delayed Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

     3. Related Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

         a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but in no event later than the Effectiveness Deadline) and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Notes or Warrants or the Placement Agent Warrant is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" as used in the first sentence of this Section 3(a) shall mean, among other things, that the Company shall submit to the SEC, within three (3) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          c. The Company shall (a) permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least five (5) Business Days prior to their filing with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects, provided that notwithstanding anything to the contrary in this Agreement, the Company shall suffer no adverse consequence from any delay in the filing of a Registration Statement if such delay is caused by any delay in review of or comment on such Registration Statement by Legal Counsel. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall promptly furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

          d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, (ii) upon the effectiveness of any Registration Statement, ten
(10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          e. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post- effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          f. As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such notice shall not contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          h. At the reasonable request of any Purchaser, the Company shall furnish to such Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time upon any change or addition (including by way of incorporation by reference) to the financial statements or financial information included in the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Purchaser and the Company, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Purchaser.

          i. The Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to seek to prevent disclosure of, or to seek to obtain a protective order for, the Records deemed confidential.

          j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to seek to prevent disclosure of, or to seek to obtain a protective order for, such information.

          k. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market, The American Stock Exchange, Inc., or The New York Stock Exchange, Inc., or (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (the "NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

          l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend, provided that the Investors shall have provided reasonably sufficient representations to the Company that they have satisfied any prospectus delivery requirement applicable under the Securities Act or under applicable state securities laws) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          m. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

          n. If requested by an Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by an Investor of such Registrable Securities.

          o. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          p. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          q. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          r. Within two (2) business days after a Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

          s. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

          t. Notwithstanding anything to the contrary in this Agreement, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non- public information to the

Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 15 consecutive days and during any consecutive 365 day period, such Grace Periods shall not exceed an aggregate of 30 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

     4.  Obligations Of The Investors.
         ----------------------------

         a. At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

         b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

         c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(h) and for which the Investor has not yet settled.

     5. Expenses Of Registration. All reasonable expenses, other than underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company. In addition, the Company shall reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement (other than Section 3(h)) which amount combined with expenses incurred by the Purchasers pursuant to Section 3.7 of the Purchase Agreement shall not exceed $50,000.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         a. Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents (including any underwriters retained by such Investor in connection with the offer and sale of Registrable Securities), each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by or on behalf of such Investor expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

         b. Indemnification by Investors. In connection with any Registration Statement in which an Investor is identified as a selling shareholder, each such Investor shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Investor to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. Notwithstanding anything to the contrary in this Agreement, in no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      c.  Conduct of Indemnification Proceedings.
          --------------------------------------

          (i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          (ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          (iii) All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days after written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (iv) The Indemnified Party shall notify the Indemnifying Party promptly of any Proceeding of which the Indemnified Party shall have been notified in writing in connection with the transactions contemplated by this Agreement and as to which the Indemnified Party believes it may be entitled to indemnification hereunder. The failure of the Indemnified Party to so notify the Indemnifying Party of such a Proceeding shall not impair or affect the Indemnified Party's rights to indemnification hereunder except and only to the extent that such failure is shown to be the proximate cause of additional Loss.

      d. Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Per-son who was not guilty of such fraudulent misrepresentation.

         e. Cumulative. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     7. Reports Under The 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         a. make and keep public information available, as those terms are understood and defined in Rule 144;

         b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 3.3 of the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         c.   furnish to each Investor so long as such Investor owns
Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act or, if applicable, that there is publicly available the information concerning the Company described in Rule 144(C)(2), (ii) unless available on the EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9. Assignment Of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

     10. Amendment Of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     11. No Inconsistent Agreements. Except as and to the extent specifically set forth in Schedule 11 attached hereto, the Company has not, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. Except and to the extent specifically set forth on
Schedule 11 attached hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement, which is still in effect, granting any registration rights with respect to any of its securities to any Person.

     12.  Miscellaneous.
          -------------

          a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

               BRITESMILE, INC.
               490 North Wiget Lane
               Walnut Creek, California  94598
               Facsimile No.: (925) 941-6266
               Attn: Paul A. Boyer, Chief Financial Officer

               With copies to:

               DURHAM JONES & PINEGAR, P.C.
               Broadway Centre, Suite 900
               111 East Broadway
               Salt Lake City, Utah  84111
               Facsimile No.:  (801) 415-3500
               Attn:  Jeffrey M. Jones

If to a Purchaser, to it at the address and facsimile number set forth below adjacent to their names on Exhibit A hereto, with copies to such Purchaser's representatives as set forth on Exhibit A, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          e. This Agreement, the Purchase Agreement, the Warrants, the Notes and the Placement Agent Warrant are the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Purchase Agreement, the Warrants, the Placement Agent Warrant and the Notes supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Notes and the Warrants then outstanding have been converted into or exercised for Registrable Securities without regard to any limitation on conversions of the Notes or exercises of the Warrants.

          k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                PLACEMENT AGENT:

BRITESMILE, INC.                        FLEETBOSTON ROBERTSON
                                        STEPHENS



By: __________________________________  By: ________________________________
    Name: ____________________________      Name: __________________________
    Title: ___________________________      Title: _________________________

Purchasers:


LCO INVESTMENTS LIMITED



By: __________________________________
    Its: _____________________________



--------------------------------------
ANDREW McKELVEY



PEQUOT PRIVATE EQUITY FUND II, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
      ITS:  INVESTMENT MANAGER



By: __________________________________
     Kevin E. O'Brien, General Counsel

[page intentionally left blank]

PEQUOT PARTNERS FUND, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
      ITS:  INVESTMENT MANAGER


By: ________________________________________
    Kevin E. O'Brien, General Counsel


PEQUOT INTERNATIONAL FUND, INC.


BY: PEQUOT CAPITAL MANAGEMENT, INC.
      ITS:  INVESTMENT ADVISOR



By: ________________________________________
    Kevin E. O'Brien, General Counsel





-----------------------------------
JOHN REED



-----------------------------------
GASPER LAZZARA, JR., D.D.S.

CAPEX, L.P.

By  RBP, LLC
Its General Partner



By: ____________________________
    Evan Zucker
    Managing Partner



PACIFIC MEZZANINE FUND

By PACIFIC PRIVATE CAPITAL



By: ____________________________________
    Nathan  W. Bell, Managing Partner

                                  Schedule 11
                           Other Registration Rights
                           -------------------------

                        REGISTRATION RIGHTS AGREEMENTS


  1. Registration Rights Agreement dated as of January 18, 2000 between the Company and the Pequot Capital investment funds (incorporated by reference to the Company's Current Report on Form 8-K dated January 18,
       2000).

  2. Amendment No. 1 dated February 1, 2000 to Registration Rights Agreement dated as of June 3, 1999 between the Company and Quota Rabbico II, Ltd., David E. Gerstenhaber and Argonaut Partnership, L.P., and between the Company and Andrew McKelvey.

  3. Registration Rights Agreement dated as of June 3, 1999 between the Company and certain non-management purchasers in the June 1999 Private Placement (incorporated by reference to the Company's Current Report on Form 8-K dated June 4, 1999).

  4. Amended and Restated Registration Rights Agreement dated as of June 3, 1999 between the Company and certain management purchasers (incorporated by reference to the Company's Current Report on Form 8-K as filed June 4,
       1999).

  5. Amendment dated 12-7-98 to Registration Rights Agreement dated May 4, 1998 between the Company and LCO Investments Limited (incorporated by reference to the Company's Current Report on Form 8-K filed December 22,
       1998).

  6. Registration Rights Agreement dated as of May 4, 1998 between the Company and LCO Investments Limited (incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998).

  7. Registration Rights Agreement dated May 8, 1997 among the Company, LCO Investments Limited, and Richard S. Braddock (incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997).

  8. Registration Rights Agreement dated April 1, 1996 between the Company, LCO Investments Limited, Richard S. Braddock, and Pinnacle Fund, L.P. (incorporated by reference to the Current Report on Form 8-K of the Company dated April 1, 1996).